GMAC RFC (GRAPHIC OMITTED)



Banc of America Securities (Graphic Omitted)
-------------------------------------------------------------------------------
                           RMBS NEW ISSUE TERM SHEET


                           $477,125,000 (APPROXIMATE)

                      HOME EQUITY LOAN-BACKED TERM NOTES,
                                SERIES 2004-HS1

                          RFMSII SERIES 2004-HS1 TRUST

                RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.
                                   Depositor

                         RESIDENTIAL FUNDING CORPORATION
                                Master Servicer


                                 MARCH 17, 2004



  Banc of America Securities LLC
--------------------------------------------------------------------------------
  This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. Neither the issuer of the securities nor any of its affiliates has prepared, reviewed or participated in the preparation of this material, and does not make any representation of nor is responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

 This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
 Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. Neither the issuer of the securities nor any of its affiliates has prepared, reviewed or participated in the preparation of this material, and does not make any representation of nor is responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction. Please contact the Banc of America Securities LLC Syndicate Desk for additional information at 704.388.1597.

                             RFMSII SERIES 2004-HS1




----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                                  TO 10% CALL:
----------------------------------------------------------------------------------------------------------
                                                                 ------------ -------------
  Class      Expected     Interest Principal   Expected Expected  Expected                    Expected
                                                                                 Final
                                                        Principa    Final      Scheduled       Ratings
            Approximate                        WAL      Window     Payment      Maturity     (Moody's /
               Size         Type      Type      (yrs)    (mos)     Date(f)      Date(g)         S&P)
---------- -------------- -------- ----------- -------- -------- ------------ ------------- --------------
---------- -------------- -------- ----------- -------- -------- ------------ ------------- --------------
A-I-1       $157,700,000  Floating    SEQ       0.90     1 - 22    January      December       Aaa/AAA
                                                                    2006          2018
A-I-2        $25,600,000    Fixed     SEQ       2.00     22 - 27  June 2006   January 2019     Aaa/AAA
A-I-3        $58,900,000    Fixed     SEQ       3.00     27 - 50  May 2008    January 2019     Aaa/AAA
                                                                   January
A-I-4(e)     $25,000,000    Fixed     SEQ       5.00     50 - 70    2010      January 2022     Aaa/AAA
                                                                   January
A-I-5(e)      $7,300,000    Fixed     SEQ       5.82     70 - 70    2010       March 2034      Aaa/AAA
                                                                   January
A-I-6        $30,500,000    Fixed     NAS       5.20     37 - 70    2010       March 2034      Aaa/AAA
                                                                    N/A
A-I-IO     $188,000,000(c)   Fixed   Notional   0.84(d)     N/A                    N/A          Aaa/AAA
                                    Pass                          August 2012
A-II        $172,125,000  Floating  Through      3.18    1 - 101               2/25/2034       Aaa/AAA
---------- -------------- -------- ----------- -------- -------- ------------ ------------- --------------
---------- -------------- -------- ----------- -------- -------- ------------ ------------- --------------
 TOTAL      $477,125,000
---------- -------------- -------- ----------- -------- -------- ------------ ------------- --------------
----------------------------------------------------------------------------------------------------------
(a) Class sizes subject to a variance of +/-5.0%.
(b) Loan Group I prepayment speed: 100% PPC which is defined as 12% CPR building to 35% CPR over the  first 12  months,  remaining  constant  at 35% CPR from month 13 through  month 25;  declining to 30% CPR from month 26 to month 36, remaining  constant at 30% CPR thereafter.  Loan Group II prepayment  speed:
    35% CPR, 15% Draw Rate.
(c) Initial  Notional  Amount;  see section  entitled  "Class  A-I-IO  Scheduled
    Notional Amount." (d) Modified duration. (e) The Interest Rate for the Class
    A-I-4 and Class A-I-5 Notes will increase by 0.50%, subject to the Group I Net WAC Rate,  on the second  payment date  following  the first possible optional termination date for the Group I Loans.
(f) The Expected Final Payment Date is run at the pricing speed to call
(g) For the Class  A-I-1,  A-I-2,  A-I-3 and A-I-4  Notes,  the Final  Scheduled
    Maturity  Date  will  be  calculated  assuming  no  prepayments,  losses  or delinquencies  on the  Mortgage  Loans,  no  termination  of the Trust  with respect to either  loan group on the  related  option  Termination  Date,  a required  overcollateralization  amount of $0, and no Excess Cashflow on any payment date. For all other Notes,  the Final Scheduled  payment date is the payment date in the month  following the latest Maturing Loan in the related loan group.


                                    Contacts
--------------------------------------------------------------------------------
MORTGAGE TRADING/SYNDICATE              Tel:   (704) 388-1597
--------------------------
                                        Fax:  (704) 335-5904
Rob Karr                                robert.h.karr@bankofamerica.com
Pat Beranek                             patrick.beranek@bankofamerica.com
Chris Springer                          chris.springer@bankofamerica.com

GLOBAL STRUCTURED FINANCE               Fax:  (704) 388-9668
-------------------------

Jeff Hare                               jeff.hare@bankofamerica.com
(704) 388-6840
Vikas Garg                      (704)   vikas.garg@bankofamerica.com
388-3681
Shaun Ahmad                 (704)       shaun.ahmad@bankofamerica.com
387-2658
Niki Hogue                      (704)   nikole.hogue@bankofamerica.com
387-1853
Jorge Panduro                (704)      jorge.a.panduro@bankofamerica.com
386-0902
--------------------------------------- ---------------------------------------

--------------------------------------------------------------------------------
                              TRANSACTION OVERVIEW
------------------------- ------------------------------------------------------

Offered Notes: $305,000,000 adjustable- and fixed-rate Class A-I-1 through Class
     A-I-6 Notes and the Class A-I-IO Notes (together, the "Class I Notes"), are being issued concurrently with $172,125,000 of adjustable-rate Class A-II Notes. The Class I Notes are primarily backed by closed-end fixed-rate home equity mortgage loans (the "Group I Loans" or "HELs") and the Class A-II Notes are primarily backed by adjustable-rate home equity revolving lines of credit (the "Group II Loans" or "HELOCs"). The HELs and HELOCs are referred to collectively as the "home equity mortgage loans." The notes will be offered by the prospectus supplement.

Variable Funding  Notes:  The trust will also issue Class A-II Variable  Funding
     Notes primarily backed by the Group II Loans (the "Class A-II Variable Funding Notes" or the "Variable Funding Notes"). These Variable Funding Notes will not be offered by the prospectus supplement.

     The Variable Funding Notes, together with the Class A-II Notes, are referred to as the "Class II Notes" and the Class II Notes together with the Class I Notes are referred to as the "Notes."

Depositor: Residential Funding Mortgage Securities II, Inc. ("RFMSII").

Issuer: RFMSII Series 2004-HS1 Trust

Credit Enhancer:  Financial  Guaranty  Insurance Company ("FGIC"),  rated Aaa by
     Moody's and AAA by S&P

Prepayment Assumption:  Group I prepayment speed: 12% CPR building approximately
     2.09% per month for 12 months to 35% CPR, remaining constant at 35% CPR from month 13 through month 25; declining to 30% CPR from month 26 to month 36, and remaining constant at 30% CPR thereafter.

     Group II: 35% CPR, 15% Draw Rate.

Cut-off Date:             March 1, 2004

Expected Settlement       March 29, 2004
Date:

Payment Date: The 25th day of each month (if such day is not a business day, the first business day thereafter) commencing in April 2004.

Indenture Trustee:        JPMorgan Chase Bank

Owner Trustee:            Wilmington Trust Company

Seller & Master Servicer: Residential Funding Corporation (the "Seller", "Master
     Servicer" or "RFC"), an indirect wholly-owned subsidiary of GMAC Mortgage Group, Inc.

Subservicer: HomeComings Financial Network, Inc. ("HomeComings"), an affiliate of the Depositor.

Advances: There is no required advancing of delinquent principal or interest on the home equity mortgage loans by the Master Servicer, the Subservicer, the Trustee, the Credit Enhancer or any other entity.

--------------------------------------------------------------------------------
                              TRANSACTION OVERVIEW
------------------------- ------------------------------------------------------

Collateral  Description:  Two loan groups:  Group I (fixed-rate  HELs), Group II
     (adjustable-rate HELOCs). The information below regarding each loan group is based on a preliminary pool of assets. The weighted average characteristics of the final pools are not expected to materially change at closing.

     Group I is comprised of 7,600 conventional fixed-rate, closed-end home equity mortgage loans totaling $304,575,944, secured primarily by 2nd liens on one- to four-family residential properties, with CLTVs not in excess of 100%. The aggregate principal balance of the Group I Loans as of the Cut-off Date is expected to be approximately $305,000,000.

     Group II is comprised of 4,372 adjustable-rate home equity revolving lines of credit totaling $169,072,628, secured primarily by 2nd liens on one- to four-family residential properties, with CLTVs not in excess of 100%. The aggregate principal balance of the Group II Loans as of the Cut-off Date is expected to be approximately $170,000,000.

Optional Redemption: With respect to Group I and Group II, the Master Servicer will have the option to purchase all of the remaining loans in such loan group or all of the related Notes on the payment date on which the aggregate principal balance of such loan group after applying payments received in the related collection period falls below or is equal to 10% of its original aggregate principal balance as of the Cut-Off Date. An optional redemption effected in Group I or Group II will not require an optional redemption to be effected in the other group.

Taxation: For Federal income tax purposes:

     The Class I Notes will each represent ownership of a regular interest in a REMIC. The Class II Notes will be characterized as indebtedness.

ERISAConsiderations: The Offered Notes may be eligible for purchase by employee benefit plans that are subject to ERISA. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of an ERISA Plan's acquisition and ownership of such Offered Notes.

Legal Investment:         Not SMMEA-eligible.

Form of  Registration:  Book-entry  form through DTC / Euroclear /  Clearstream,
     Luxembourg in same day funds.

Minimum Denominations: The Class I Notes (other than the Class A-I-IO Notes) and the Class A-II Notes: $25,000

     Class A-I-IO Notes: $2,000,000 notional amount

Underwriters: Lead Manager:     Banc of America Securities LLC
              Co-Manager:       Residential Funding Securities Corporation
------------------------------- ----------------------------------------------

--------------------------------------------------------------------------------
                              TRANSACTION STRUCTURE

Credit Enhancement:       Class I Notes:
                                  Group I excess interest,
                                  Overcollateralization,
                                  Limited cross-collateralization, and
                                  FGIC policy
                          Class II Notes:
                                  Group II excess interest,
                                  Overcollateralization,
                                  Limited cross-collateralization, and
                                  FGIC policy

Excess Interest: Because the mortgagors are expected to pay more interest on the home equity mortgage loans than is necessary to pay interest on the Notes, along with fees and expenses of the trust each month, there may be excess interest. On each payment date this excess interest from the related loan group may be used to protect the Notes against most types of losses by making an additional payment of principal up to the amount of the losses. Excess interest from the non-related loan group may also be available to cover some of these losses.

Overcollateralization:    Group I:

     On the Closing Date, the initial Overcollateralization Amount for the Group I Loans will be equal to 0.00%. Excess interest from the fifth month onwards from the Group I Loans will be applied, to the extent not used to cover current or previously unpaid losses, pay premium to the Credit Enhancer on the Group I Policy or reimburse the Credit Enhancer for prior draws on the Group I Policy, to make accelerated payments of principal to the Class I Notes then entitled to receive payments of principal, until the principal balance of the Group I Loans exceeds the aggregate Note Balance of the Group I Notes by a specified amount. This excess represents Overcollateralization. The Group I initial "Required Overcollateralization Amount" will be equal to 1.00% of the aggregate principal balance of the Group I Loans as of the Cut-off Date. The Group I Required Overcollateralization Amount may decrease in the future pursuant to the indenture.

                          Group II:

     On the Closing Date, the principal amount of the Class II Notes issued will exceed the principal balance of the Group II Loans by approximately 1.25%. Beginning on the first payment date, any Group II Excess interest not used to cover current or previously unpaid losses, pay premium to the Credit Enhancer on the Group II Policy or reimburse the Credit Enhancer for prior draws on the Group II Policy, will be paid as principal to the Class II Notes to reduce the initial undercollateralization to zero and to ultimately build to the initial Group II "Required Overcollateralization Amount" of 1.00% of the aggregate principal balance of the Group II Loans as of the Cut-off Date. The Group II Required Overcollateralization Amount may decrease in the future pursuant to the indenture.

Group I and Group II      Group I:

Policy: The Group I financial guaranty insurance policy (the "Group I Policy") will provide 100% coverage of timely interest at the Class I note rates, principal portions of any allocated realized losses, and ultimate payment of principal by the latest stated final maturity date for the Class I Notes. The Group I Policy will not cover any prepayment interest shortfalls or Relief Act Shortfalls nor any reduction in accrued interest due to the application of the Group I Net WAC Rate and is for the benefit of the Class I Noteholders only. Group II:

     The Group II financial guaranty insurance policy (the "Group II Policy") will provide 100% coverage of timely interest at the Class A-II note rate, principal portions of any allocated realized losses, and ultimate payment of principal by the stated final maturity date for the Class II Notes. The Group II Policy will not cover any Relief Act Shortfalls nor any reduction in accrued interest due to the application of the Group II Net WAC Rate and is for the benefit of the Class II Noteholders only.

-------------------------------------------------------------------------------
                              TRANSACTION STRUCTURE

Priority of               Group I:

Distributions: On each payment date, principal and interest collections with respect to the Group I Loans and payments made under the Group I Policy will be allocated from the payment account in the following order of priority:

                    (1) To pay accrued interest due on the Class I Notes pro rata, other than prepayment interest shortfalls, Group I Net WAC Cap Shortfalls, and Relief Act Shortfalls;

                          (2) To pay as  principal  on the Class I Notes  (other
                              than the Class A-I-IO Notes), an amount equal to the Group I principal collection distribution amount for such payment date;

                          (3) To pay as  principal  on the Class I Notes  (other
                              than the Class A-I-IO Notes), an amount equal to the Group I liquidation loss distribution amount for such payment date;

                          (4) To pay the Credit  Enhancer  the  premium  for the
                              Group I Policy and any previously unpaid premiums for the Group I Policy, with interest;

                          (5) To reimburse  the Credit  Enhancer for prior draws
                              made on the Group I Policy, other than those attributable to excess loss amounts, with interest;

                          (6) Beginning on the payment  date in August 2004,  to
                              pay as additional principal on the Class I Notes (other than the Class A-I-IO Notes), an amount from excess interest on the Group I Loans, to bring the amount of Overcollateralization up to the Group I Required Overcollateralization Amount for such payment date;
                          (7) To pay the Credit  Enhancer any other amounts owed
                              to it under the Group I Policy;
                          (8) To pay the Class I Notes any  prepayment  interest
                              shortfalls on the Group I Loans with respect to the current period or remaining unpaid from any previous collection periods with interest;
                          (9) To pay the Class I Notes,  pro rata,  any  current
                              period and previously unpaid Group I Net WAC Cap Shortfalls, with interest, based on the related shortfall amounts;
                          (10)To pay the  Class I Notes  current  period  Relief
                              Act shortfalls with respect to the Group I Loans;
                          (11)To  pay  principal  on  the  Class  II  Notes  and
                              Variable Funding Notes, pro rata, any current period special hazard, bankruptcy and fraud loss to the extent not covered by current period collections on the Group II Loans; and
                          (12)To   pay   any    remaining    amounts    to   the
                              certificateholders.

--------------------------------------------------------------------------------
Priority of               Group II:

Distributions:   (continued)  On  each  payment  date,  principal  and  interest collections with respect to the Group II Loans and payments made under the Group II Policy will be allocated from the payment account in the following order of priority:

                    (1) To pay accrued interest on the Class A-II Notes and the Class A-II Variable Funding Notes, pro rata, other than Group II Net WAC Cap Shortfalls or Group II Relief Act Shortfalls;

                          (2) To pay principal on the Class A-II Notes and Class
                              A-II Variable Funding Notes, pro rata, an amount equal to the Group II principal collection distribution amount for that payment date;
                          (3) To pay as  principal  on the Class  A-II Notes and
                              Class A-II Variable Funding Notes, pro rata, an amount equal to the Group II liquidation loss distribution amount for such payment date;
                          (4) To pay the Credit  Enhancer  the  premium  for the
                              Group II Policy and any previously unpaid premiums for the Group II Policy, with interest;
                          (5) To reimburse the Credit Enhancer for certain prior
                              draws  made on the  Group II  Policy,  other  than
                              those attributable to excess loss amounts, with interest;
                          (6) To pay principal on the Class A-II Notes and Class
                              A-II Variable Funding Notes, pro rata, an amount from excess interest on the Group II Loans, to bring the amount of Overcollateralization up to the Group II Required Overcollateralization Amount for that payment date;
                          (7) To pay the Credit  Enhancer any other amounts owed
                              to it under the Group II Policy;
                          (8) To  pay  the  Class  A-II  Notes  and  Class  A-II
                              Variable Funding Notes, pro rata, any current period and previously unpaid Group II Net WAC Cap Shortfalls, with interest, based on the related shortfall amounts from collections relating to the Group II Loans;
                          (9) To pay the  holders  of the Class  A-II  Notes and
                              Class A-II Variable Funding Notes current period Relief Act shortfalls with respect to the Group II Loans;
                          (10)To pay  principal on the Class I Notes any current
                              period special hazard, bankruptcy and fraud loss to the extent not covered by current period collections on the Group I Loans; and
                          (11)To   pay   any    remaining    amounts    to   the
                              certificateholders.

--------------------------------------------------------------------------------

Interest Accrual Period: Class A-I-1 and Class II Notes: From and including the preceding payment date (or, for the first distribution period, the closing date) to but excluding the related payment date on an actual/360 basis.

     Classes A-I-2 through A-I-6 and Class A-I-IO Notes: Calendar month preceding the related payment date on a 30/360 basis.

Payment Delay:  For the Class A-I Notes (other than the Class A-I-1  Notes):  24 days. For the Class A-I-1 Notes and the Class A-II Notes: 0 days.

ClassI Notes:  The Class A-I-1  Interest  Rate will be equal to the least of (a)
     1-mo. LIBOR plus [ ]% and (b) the Group I Net WAC Rate. The Interest Rates for Class A-I-2 through Class A-I-6 Notes will be equal to the lesser of
     (a) the related fixed-rate coupon for each Class or (b) the Group I Net WAC Rate. Any interest shortfalls due to the Group I Net WAC Rate (the "Group I Net WAC Cap Shortfalls") or prepayment interest shortfalls will carry forward with interest at the related interest rate for such Class I Note and will be reimbursed by excess interest from Loan Group I to the extent available. Any Relief Act shortfalls on the Group I Loans will be allocated to the Class I Notes pro rata based upon the interest that would have accrued on these Notes absent these reductions and will be repaid in the current period only, to the extent of excess interest available for that purpose.

ClassA-I-IO  Notes:  The Class A-I-IO Notes will pay a coupon equal to the Class
     A-I-IO Interest Rate. The Class A-I-IO Notes do not have principal balances and will only be entitled to interest on a notional amount. Class A-I-IO Interest Rate: For the April 2004 through September 2006 payment dates, the Class A-I-IO Interest Rate will equal 3.90% per annum. Commencing on the October 2006 payment date and for all payment dates thereafter, the Class A-I-IO Interest Rate will equal 0.00%. Class A-I-IO Notional Amount:
     Interest will accrue on a notional amount equal to the lesser of (a) the Class A-I-IO Scheduled Notional Amount for that payment date and (b) the aggregate principal balance of the Group I Loans as of the beginning of the related collection period. Please see Page 12 herein for the Class A-I-IO Scheduled Notional Amount.

ClassII Notes: The interest rate on the Class II Notes will be equal to the least of (a) 1-mo. LIBOR plus [ ]% per annum, (b) [17.25]% per annum, and
     (c) the Group II Net WAC Rate (the "Class A-II Interest Rate"). Any interest shortfalls on the Class II Notes due to the Group II Net WAC Rate (the "Group II Net WAC Cap Shortfalls") will carry forward with interest at the Class A-II Interest Rate and will be reimbursed by excess interest from Loan Group II to the extent available. Any Relief Act shortfalls with respect to the Group II Loans will be allocated to the Class A-II Notes and Class A-II Variable Funding Notes pro rata based upon the interest that would have accrued on these Notes absent these reductions and will be repaid in the current period only, to the extent of excess interest available for that purpose.

Interest Rate Caps:   Net Mortgage Rate:

                      With respect to any home equity mortgage loan, the Net Mortgage Rate equals the mortgage rate minus (a) the master servicing fee, (b) the subservicing fee and (c) the rate at which the related policy premium is paid. Group I Net WAC Rate:

                      With respect to any payment date, the Group I Net WAC Rate equals the weighted average of the Net Mortgage Rates on the Group I Loans as of the first day of the month preceding the month in which that payment date occurs, adjusted for the interest payable on the Class A-I-IO Notes and as further adjusted, in the case of the Class
                      A-I-1 Notes, for the actual/360 interest accrual basis. Group II Net WAC Rate:

                      With respect to any Payment Date, a per annum rate equal to the weighted average of the Net Mortgage Rates of the Group II Loans, as of the first day of the month preceding the month in which that Payment Date occurs, adjusted to account for the actual/360-day interest accrual basis.

GroupII Net WACCap Shortfall On any Payment Date and with respect to the Class A-II Notes or the Class A-II Variable Funding Notes, the excess, if any, of (x) interest that would have accrued on the related notes at the applicable note rate without application of the Group II Net WAC Rate over (y) interest accrued thereon at the Group II Net WAC Rate.

Step-up Coupon: The Interest Rate for the Class A-I-4 and Class A-I-5 Notes will increase by 0.50%, subject to the Group I Net WAC Rate, on the second payment date following the first possible optional termination date for the Group I Loans.

Principal Distributions: (Group I) Amounts distributable as principal on the Class I Notes on each Payment Date will be distributed first, to the holders of the Class A-I-6 Notes based on the Lockout Distribution Percentage of the principal distribution amount, until the principal balance of the Class A-I-6 Notes has been reduced to zero; second, to the holders of the Class A-I-1 Notes, until the principal balance of the Class A-I-1 Notes has been reduced to zero; third, to the holders of the Class A-I-2 Notes, until the principal balance of the Class A-I-2 Notes has been reduced to zero; fourth, to the holders of the Class A-I-3 Notes, until the principal balance of the Class A-I-3 Notes has been reduced to zero; fifth, to the holders of the Class A-I-4 Notes, until the principal balance of the Class A-I-4 Notes has been reduced to zero; sixth, to the holders of the Class A-I-5 Notes, until the principal balance of the Class A-1-5 Notes has been reduced to zero and seventh, to the holders of the Class A-I-6 Notes, until the principal balance of the Class A-I-6 Notes has been reduced to zero.

Lockout Distribution Percentage: For the Class A-I-6 Notes and any payment date, the indicated percentage of the Lockout Note Percentage for such payment date:

                      Payment Date Occurring In
                      April 2004 through March 2007                    0%
                      April 2007 through March 2009                    45%
                      April 2009 through March 2010                    80%
                      April 2010 through March 2011                    100%
                      April 2011 and thereafter                        300%

Lockout Note Percentage For the Class A-I-6 Notes and any payment date, the percentage equal to the aggregate principal balance of the Class A-I-6 Notes immediately prior to such payment date divided by the aggregate principal balance of the Class A-I Notes immediately prior to such payment date.

GroupI Required  Overcollateralization  Amount: With respect to any payment date prior to the Group I Stepdown Date, the Group I Required Overcollateralization Amount will equal 1.00% of the aggregate balance of the Group I Loans as of the Cut-off Date. With respect to any distribution on or after the Group I Stepdown Date, the Group I Required Overcollateralization Amount will equal the lesser of (a) the initial Group I Required Overcollateralization Amount and (b) 2.00% of the aggregate principal balance of the Group I Loans, subject to the Group I Overcollateralization Floor and to the satisfaction of certain conditions specified in the indenture.

GroupI Overcollateralization Floor: An amount equal to 0.50% of the balance of the Group I Loans as of the Cut-off Date.

GroupI Stepdown Date: The later of (a) the October 2006 Payment Date and (b) the payment date on which the aggregate principal balance of the Group I Loans after applying payments received in the related collection period is less than 50% of the initial aggregate principal balance of the Group I Loans as of the Cut-off Date, subject to the satisfaction of certain conditions specified in the indenture.

Principal Distributions:(Group II) On each payment date, the related principal distribution amount for the related Class A-II Notes and Variable Funding Notes will be distributed to the related Class A-II Notes and Variable Funding Notes pro rata and will equal: (a) Net Principal Collections for the related loan group, if the payment date is during the Revolving Period and an Amortization Event has not occurred; or (b) Principal Collections for the related loan group, if the payment date is after the Revolving Period or an Amortization Event has occurred.

Net Principal Collections: On any Payment Date and with respect to Loan Group II, the related excess, if any, of (x) the Principal Collections for that Payment Date over (y) the aggregate amount of additional balances for such loan group created during the related Collection Period and conveyed to the trust.

Revolving Period:  The period commencing on the Closing Date and ending on March
     31, 2009.

Initial Undercollateralization:  Initially, the principal amount of the Class II
     Notes issued will exceed the principal balance of the Group II Loans by approximately 1.25%. Beginning on the first payment date, any Group II excess interest not used to cover current or previously unpaid losses, pay premium to the Credit Enhancer on the Group II Policy or reimburse the Credit Enhancer for prior draws on the Group II Policy, will be paid as principal to the Class II Notes to reduce the initial undercollateralization to zero and to ultimately build to the Group II Required Overcollateralization Amount.


GroupII Required  Overcollateralization Amount: With respect to any payment date prior to the Group II Stepdown Date, the Group II Required Overcollateralization Amount will equal 1.00% of the aggregate principal balance of the Group II Loans as of the Cut-off Date.

     With respect to any payment date on or after the Group II Stepdown Date, the Group II Required Overcollateralization Amount will equal the lesser of
     (a) the initial Group II Required Overcollateralization Amount and (b) 2.00% of the aggregate principal balance of the Group II Loans, subject to the Group II Overcollateralization Floor and to the satisfaction of certain conditions specified in the indenture.

GroupII Overcollateralization Floor: An amount equal to 0.50% of the aggregate principal balance of the Group II Loans as of the Cut-off Date.

GroupII Stepdown Date: The later of (a) the March 2006 Payment Date and (b) the payment date on which the aggregate principal balance of the Group II Loans after applying payments received in the related collection period is less than 50% of the initial aggregate principal balance of the Group II Loans, subject to the satisfaction of certain conditions specified in the indenture.

                    -------------------------------------------------------
                          Class A-I-O Notional Balance
                    -------------------------------------------------------
                    -------------------------------------------------------
                        PERIOD      PAYMENT DATE    NOTIONAL    COUPON (%)
                                                   BALANCE ($)
                           1          4/25/2004    188,000,000     3.90
                           2          5/25/2004    182,000,000     3.90
                           3          6/25/2004    176,000,000     3.90
                           4          7/25/2004    169,000,000     3.90
                           5          8/25/2004    161,000,000     3.90
                           6          9/25/2004    153,000,000     3.90
                           7         10/25/2004    144,000,000     3.90
                           8         11/25/2004    135,000,000     3.90
                           9         12/25/2004    126,000,000     3.90
                          10          1/25/2005    117,000,000     3.90
                          11          2/25/2005    108,000,000     3.90
                          12          3/25/2005    99,000,000      3.90
                          13          4/25/2005    91,000,000      3.90
                          14          5/25/2005    84,000,000      3.90
                          15          6/25/2005    78,000,000      3.90
                          16          7/25/2005    72,000,000      3.90
                          17          8/25/2005    66,000,000      3.90
                          18          9/25/2005    61,000,000      3.90
                          19         10/25/2005    56,000,000      3.90
                          20         11/25/2005    52,000,000      3.90
                          21         12/25/2005    48,000,000      3.90
                          22          1/25/2006    44,000,000      3.90
                          23          2/25/2006    40,000,000      3.90
                          24          3/25/2006    37,000,000      3.90
                          25          4/25/2006    34,000,000      3.90
                          26          5/25/2006    32,000,000      3.90
                          27          6/25/2006    29,000,000      3.90
                          28          7/25/2006    27,000,000      3.90
                          29          8/25/2006    25,000,000      3.90
                          30          9/25/2006    24,000,000      3.90
                        31 and
                      thereafter                        0          0.00
                    -------------------------------------------------------



----------------------------------------------------------------------------------------------------------
                      CLASS I NOTES WEIGHTED AVERAGE LIFE TABLE (TO 10% CALL)
----------------------------------------------------------------------------------------------------------
                               0 PPC      50 PPC     75 PPC    100 PPC    125 PPC    150 PPC    175 PPC
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
CLASS A-I-1
  Average Life (Years)         8.18        1.65       1.16       0.90       0.74       0.63       0.56
  Modified Duration (Years)    7.64        1.62       1.14       0.89       0.74       0.63       0.55
  First Principal Pmt Date   04/25/04    04/25/04   04/25/04   04/25/04   04/25/04   04/25/04   04/25/04
  Last Principal Pmt Date    10/25/18    11/25/07   08/25/06   01/25/06   08/25/05   05/25/05   03/25/05
  Principal Window (Months)     175         44         29         22         17         14         12
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
CLASS A-I-2
  Average Life (Years)         14.80       4.20       2.72       2.00       1.59       1.31       1.11
  Modified Duration (Years)    12.44       3.96       2.61       1.94       1.55       1.28       1.09
  First Principal Pmt Date   10/25/18    11/25/07   08/25/06   01/25/06   08/25/05   05/25/05   03/25/05
  Last Principal Pmt Date    01/25/19    12/25/08   04/25/07   06/25/06   12/25/05   08/25/05   06/25/05
  Principal Window (Months)      4          14         9          6          5          4          4
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
CLASS A-I-3
  Average Life (Years)         14.82       6.99       4.29       3.00       2.26       1.81       1.50
  Modified Duration (Years)    11.99       6.24       3.98       2.84       2.16       1.74       1.45
  First Principal Pmt Date   01/25/19    12/25/08   04/25/07   06/25/06   12/25/05   08/25/05   06/25/05
  Last Principal Pmt Date    01/25/19    08/25/14   03/25/10   05/25/08   03/25/07   07/25/06   02/25/06
  Principal Window (Months)      1          69         36         24         16         12         9
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
CLASS A-I-4
  Average Life (Years)         14.82      10.94       7.35       5.00       3.57       2.64       2.10
  Modified Duration (Years)    11.06       8.75       6.27       4.46       3.27       2.47       1.98
  First Principal Pmt Date   01/25/19    08/25/14   03/25/10   05/25/08   03/25/07   07/25/06   02/25/06
  Last Principal Pmt Date    01/25/19    03/25/15   01/25/12   01/25/10   08/25/08   04/25/07   08/25/06
  Principal Window (Months)      1          8          23         21         18         10         7
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
CLASS A-I-5
  Average Life (Years)         14.82      10.99       7.82       5.82       4.41       3.35       2.52
  Modified Duration (Years)    10.72       8.57       6.50       5.04       3.93       3.05       2.34
  First Principal Pmt Date   01/25/19    03/25/15   01/25/12   01/25/10   08/25/08   04/25/07   08/25/06
  Last Principal Pmt Date    01/25/19    03/25/15   01/25/12   01/25/10   08/25/08   09/25/07   11/25/06
  Principal Window (Months)      1          1          1          1          1          6          4
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
CLASS A-I-6
  Average Life (Years)         10.32       7.06       6.25       5.20       4.21       3.46       2.74
  Modified Duration (Years)    8.35        6.07       5.46       4.65       3.83       3.20       2.56
  First Principal Pmt Date   04/25/07    04/25/07   04/25/07   04/25/07   04/25/07   04/25/07   11/25/06
  Last Principal Pmt Date    01/25/19    03/25/15   01/25/12   01/25/10   08/25/08   09/25/07   12/25/06
  Principal Window (Months)     142         96         58         34         17         6          2
----------------------------------------------------------------------------------------------------------



                                  CLASS I NOTES WEIGHTED AVERAGE LIFE TABLE (TO MATURITY)
----------------------------------------------------------------------------------------------------------
                              0 PPC       50 PPC      75 PPC    100 PPC   125 PPC   150 PPC    175 PPC
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
CLASS A-I-1
  Average Life (Years)         8.18        1.65       1.16       0.90       0.74       0.63       0.56
  Modified Duration (Years)    7.64        1.62       1.14       0.89       0.74       0.63       0.55
  First Principal Pmt Date   04/25/04    04/25/04   04/25/04   04/25/04   04/25/04   04/25/04   04/25/04
  Last Principal Pmt Date    10/25/18    11/25/07   08/25/06   01/25/06   08/25/05   05/25/05   03/25/05
  Principal Window (Months)     175         44         29         22         17         14         12
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
CLASS A-I-2
  Average Life (Years)         14.80       4.20       2.72       2.00       1.59       1.31       1.11
  Modified Duration (Years)    12.44       3.96       2.61       1.94       1.55       1.28       1.09
  First Principal Pmt Date   10/25/18    11/25/07   08/25/06   01/25/06   08/25/05   05/25/05   03/25/05
  Last Principal Pmt Date    01/25/19    12/25/08   04/25/07   06/25/06   12/25/05   08/25/05   06/25/05
  Principal Window (Months)      4          14         9          6          5          4          4
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
CLASS A-I-3
  Average Life (Years)         14.82       6.99       4.29       3.00       2.26       1.81       1.50
  Modified Duration (Years)    11.99       6.24       3.98       2.84       2.16       1.74       1.45
  First Principal Pmt Date   01/25/19    12/25/08   04/25/07   06/25/06   12/25/05   08/25/05   06/25/05
  Last Principal Pmt Date    01/25/19    08/25/14   03/25/10   05/25/08   03/25/07   07/25/06   02/25/06
  Principal Window (Months)      1          69         36         24         16         12         9
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
CLASS A-I-4
  Average Life (Years)         15.02      12.49       8.45       5.10       3.57       2.64       2.10
  Modified Duration (Years)    11.17       9.70       7.03       4.53       3.27       2.47       1.98
  First Principal Pmt Date   01/25/19    08/25/14   03/25/10   05/25/08   03/25/07   07/25/06   02/25/06
  Last Principal Pmt Date    04/25/21    01/25/19   10/25/15   02/25/11   08/25/08   04/25/07   08/25/06
  Principal Window (Months)     28          54         68         34         18         10         7
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
CLASS A-I-5
  Average Life (Years)         18.99      14.82      13.22      10.11       4.90       3.37       2.52
  Modified Duration (Years)    12.67      10.71       9.82       7.97       4.32       3.08       2.34
  First Principal Pmt Date   04/25/21    01/25/19   10/25/15   02/25/11   08/25/08   04/25/07   08/25/06
  Last Principal Pmt Date    11/25/26    01/25/19   01/25/19   01/25/17   02/25/10   11/25/07   11/25/06
  Principal Window (Months)     68          1          40         72         19         8          4
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
CLASS A-I-6
  Average Life (Years)         10.32       7.10       6.44       6.02       5.69       4.71       3.77
  Modified Duration (Years)    8.35        6.09       5.60       5.27       5.01       4.23       3.45
  First Principal Pmt Date   04/25/07    04/25/07   04/25/07   04/25/07   04/25/07   04/25/07   11/25/06
  Last Principal Pmt Date    01/25/19    01/25/19   01/25/19   11/25/16   05/25/14   05/25/12   10/25/10
  Principal Window (Months)     142        142        142        116         86         62         48
----------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------
                          CLASS A-II WEIGHTED AVERAGE LIFE TABLE (TO 10% CALL)
                                       0 CPR    25 CPR    30 CPR    35 CPR    40 CPR   45 CPR    50 CPR
                                DRAW
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Average Life (Years)              0%   14.74     3.05      2.48      2.07      1.75     1.50      1.29
                                  --
Modified Duration (Years)              13.24     2.94      2.40      2.01      1.71     1.47      1.27
First Principal Pmt Date             04/25/04  04/25/04  04/25/04  04/25/04  04/25/04 04/25/04  04/25/04
Last Principal Pmt Date              06/25/24  02/25/12  08/25/10  08/25/09  10/25/08 02/25/08  07/25/07
Principal Window (Months)               243       95        77        65        55       47        40
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Average Life (Years)             10%   15.01     4.39      3.39      2.71      2.21     1.83      1.54
                                 ---
Modified Duration (Years)              13.45     4.17      3.25      2.61      2.14     1.78      1.50
First Principal Pmt Date             04/25/04  04/25/04  04/25/04  04/25/04  04/25/04 04/25/04  04/25/04
Last Principal Pmt Date              11/25/25  05/25/16  03/25/13  04/25/11  12/25/09 12/25/08  03/25/08
Principal Window (Months)               260       146       108       85        69       57        48
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Average Life (Years)             15%   15.01     5.32      4.08      3.18      2.54     2.06      1.70
                                 ---
Modified Duration (Years)              13.45     5.02      3.88      3.06      2.45     2.01      1.66
First Principal Pmt Date             04/25/04  04/25/04  04/25/04  04/25/04  04/25/04 04/25/04  04/25/04
Last Principal Pmt Date              11/25/25  01/25/19  09/25/15  08/25/12  10/25/10 07/25/09  08/25/08
Principal Window (Months)               260       178       138       101       79       64        53
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Average Life (Years)             20%   15.02     6.46      4.93      3.81      2.99     2.38      1.93
                                 ---
Modified Duration (Years)              13.46     6.07      4.67      3.64      2.88     2.31      1.88
First Principal Pmt Date             04/25/04  04/25/04  04/25/04  04/25/04  04/25/04 04/25/04  04/25/04
Last Principal Pmt Date              11/25/25  01/25/19  01/25/19  01/25/15  02/25/12 05/25/10  03/25/09
Principal Window (Months)               260       178       178       130       95       74        60
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Average Life (Years)             25%   15.02     8.04      6.00      4.61      3.57     2.80      2.23
                                 ---
Modified Duration (Years)              13.46     7.52      5.67      4.38      3.42     2.70      2.16
First Principal Pmt Date             04/25/04  04/25/04  04/25/04  04/25/04  04/25/04 04/25/04  04/25/04
Last Principal Pmt Date              11/25/25  09/25/20  01/25/19  01/25/19  04/25/14 08/25/11  12/25/09
Principal Window (Months)               260       198       178       178      121       89        69
----------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------
                          CLASS A-II WEIGHTED AVERAGE LIFE TABLE (TO MATURITY)
                                       0 CPR    25 CPR    30 CPR    35 CPR    40 CPR   45 CPR    50 CPR
                                DRAW
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Average Life (Years)              0%   14.95     3.31      2.70      2.24      1.90     1.63      1.41
                                  --
Modified Duration (Years)              13.39     3.16      2.59      2.17      1.84     1.59      1.38
First Principal Pmt Date             04/25/04  04/25/04  04/25/04  04/25/04  04/25/04 04/25/04  04/25/04
Last Principal Pmt Date              09/25/28  01/25/19  10/25/18  05/25/16  07/25/14 01/25/13  11/25/11
Principal Window (Months)               294       178       175       146      124       106       92
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Average Life (Years)             10%   15.12     4.48      3.54      2.86      2.35     1.96      1.66
                                 ---
Modified Duration (Years)              13.53     4.24      3.37      2.74      2.27     1.91      1.62
First Principal Pmt Date             04/25/04  04/25/04  04/25/04  04/25/04  04/25/04 04/25/04  04/25/04
Last Principal Pmt Date              10/25/28  07/25/21  01/25/19  01/25/19  02/25/17 11/25/14  03/25/13
Principal Window (Months)               295       208       178       178      155       128       108
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Average Life (Years)             15%   15.13     5.33      4.14      3.29      2.67     2.20      1.83
                                 ---
Modified Duration (Years)              13.54     5.03      3.94      3.15      2.57     2.13      1.78
First Principal Pmt Date             04/25/04  04/25/04  04/25/04  04/25/04  04/25/04 04/25/04  04/25/04
Last Principal Pmt Date              10/25/28  07/25/23  10/25/20  01/25/19  01/25/19 04/25/16  02/25/14
Principal Window (Months)               295       232       199       178      178       145       119
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Average Life (Years)             20%   15.13     6.47      4.94      3.86      3.07     2.49      2.05
                                 ---
Modified Duration (Years)              13.54     6.08      4.68      3.68      2.95     2.41      1.99
First Principal Pmt Date             04/25/04  04/25/04  04/25/04  04/25/04  04/25/04 04/25/04  04/25/04
Last Principal Pmt Date              10/25/28  05/25/25  09/25/22  03/25/20  01/25/19 04/25/18  06/25/15
Principal Window (Months)               295       254       222       192      178       169       135
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Average Life (Years)             25%   15.14     8.05      6.01      4.61      3.61     2.88      2.33
                                 ---
Modified Duration (Years)              13.55     7.53      5.67      4.38      3.45     2.77      2.25
First Principal Pmt Date             04/25/04  04/25/04  04/25/04  04/25/04  04/25/04 04/25/04  04/25/04
Last Principal Pmt Date              10/25/28  11/25/26  07/25/24  12/25/21  09/25/19 01/25/19  04/25/17
Principal Window (Months)               295       272       244       213      186       178       157
----------------------------------------------------------------------------------------------------------

                 -------------------------------------------------------
                      CLASS A-I-I NET WAC RATE SCHEDULE
                 -------------------------------------------------------
                                                        NET WAC RATE
                       PERIOD           PAY DATE           (%)(1)
                 -------------------------------------------------------
                         1              4/25/2004           5.293
                         2              5/25/2004           4.799
                         3              6/25/2004           4.675
                         4              7/25/2004           4.874
                         5              8/25/2004           4.770
                         6              9/25/2004           4.822
                         7             10/25/2004           5.051
                         8             11/25/2004           4.955
                         9             12/25/2004           5.191
                         10             1/25/2005           5.094
                         11             2/25/2005           5.170
                         12             3/25/2005           5.818
                         13             4/25/2005           5.331
                         14             5/25/2005           5.577
                         15             6/25/2005           5.452
                         16             7/25/2005           5.697
                         17             8/25/2005           5.582
                         18             9/25/2005           5.636
                         19            10/25/2005           5.886
                         20            11/25/2005           5.740
                         21            12/25/2005           5.982
                         22             1/25/2006           5.844
                 -------------------------------------------------------
(1) Run at the pricing speed.

 ------------------------------------------------------------------------------
                  GROUP II NET WAC RATE SCHEDULE
 ------------------------------------------------------------------------------
                                 NET WAC NET WAC
    PERIOD      PAY DATE   RATE (%)(1)     PERIOD      PAY DATE   RATE (%)(1)
                                        ---------------------------------------
 ---------------------------------------
      1        4/25/2004      3.270          36       3/25/2007      6.062
      2        5/25/2004      2.943          37       4/25/2007      5.476
      3        6/25/2004      5.471          38       5/25/2007      5.658
      4        7/25/2004      5.654          39       6/25/2007      5.476
      5        8/25/2004      5.472          40       7/25/2007      5.658
      6        9/25/2004      5.473          41       8/25/2007      5.476
      7        10/25/2004     5.656          42       9/25/2007      5.476
      8        11/25/2004     5.474          43       10/25/2007     5.658
      9        12/25/2004     5.657          44       11/25/2007     5.476
      10       1/25/2005      5.475          45       12/25/2007     5.658
      11       2/25/2005      5.475          46       1/25/2008      5.476
      12       3/25/2005      6.061          47       2/25/2008      5.476
      13       4/25/2005      5.475          48       3/25/2008      5.853
      14       5/25/2005      5.657          49       4/25/2008      5.476
      15       6/25/2005      5.475          50       5/25/2008      5.658
      16       7/25/2005      5.657          51       6/25/2008      5.476
      17       8/25/2005      5.475          52       7/25/2008      5.658
      18       9/25/2005      5.475          53       8/25/2008      5.476
      19       10/25/2005     5.657          54       9/25/2008      5.476
      20       11/25/2005     5.475          55       10/25/2008     5.658
      21       12/25/2005     5.658          56       11/25/2008     5.476
      22       1/25/2006      5.475          57       12/25/2008     5.658
      23       2/25/2006      5.475          58       1/25/2009      5.476
      24       3/25/2006      6.062          59       2/25/2009      5.476
      25       4/25/2006      5.475          60       3/25/2009      6.062
      26       5/25/2006      5.658          61       4/25/2009      5.475
      27       6/25/2006      5.475          62       5/25/2009      5.657
      28       7/25/2006      5.658          63       6/25/2009      5.474
      29       8/25/2006      5.475          64       7/25/2009      5.656
      30       9/25/2006      5.476          65       8/25/2009      5.473
      31       10/25/2006     5.658          66       9/25/2009      5.473
      32       11/25/2006     5.476          67       10/25/2009     5.655
      33       12/25/2006     5.658          68       11/25/2009     5.472
      34       1/25/2007      5.476          69       12/25/2009     5.654
      35       2/25/2007      5.476          70       1/25/2010      5.471
 ------------------------------------------------------------------------------
(1) Assumes Prime is at 4.00%, and is run at the pricing speed to call.

-------------------------------------------------------------------------------
                            DESCRIPTION OF THE GROUP I COLLATERAL
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                  STATISTICAL COLLATERAL SUMMARY
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------


                                                  SUMMARY STATISTICS      RANGE (IF APPLICABLE)
     NUMBER OF MORTGAGE LOANS:                          7,600

     AGGREGATE CURRENT PRINCIPAL BALANCE:            $304,575,944            $358 - $479,555
     AVERAGE CURRENT PRINCIPAL BALANCE:                $40,076

     AGGREGATE ORIGINAL PRINCIPAL BALANCE:           $307,177,717          $10,000 - $480,000
     AVERAGE ORIGINAL PRINCIPAL BALANCE:               $40,418

     WEIGHTED AVERAGE GROSS LOAN RATE:                  7.893%               4.000% - 13.600%

     WEIGHTED AVERAGE ORIGINAL TERM (MONTHS):            186                     60 - 360
     WEIGHTED AVERAGE REMAINING TERM (MONTHS):           183                     28 - 360

     WEIGHTED AVERAGE ORIGINAL COMBINED LTV:            92.12%               20.00% - 100.00%

     WEIGHTED AVERAGE CREDIT SCORE:                      714                    619 - 838

     WEIGHTED AVERAGE BORROWER DTI:                     37.82%                1.00% - 55.00%

     BALLOON LOANS (% OF TOTAL):                        45.23%

     WEIGHTED AVERAGE JUNIOR RATIO:                     20.92%                1.71% - 96.68%

     LIEN POSITION (1ST/ 2ND):                      0.47% / 99.53%

     GEOGRAPHIC DISTRIBUTION (TOP 5):
                                     California         19.75%
                                          Texas         13.73%
                                       Virginia         6.94%
                                        Florida         5.31%
                                     Washington         4.46%



CREDIT SCORE AS OF THE DATE OF ORIGINATION OF GROUP I LOANS

------------------------------------------------------------------------------------------------
                                          % OF LOAN
                    NUMBER     CUT-OFF    GROUP I BY            WEIGHTED   WEIGHTED   WEIGHTED
                      OF        DATE      CUT-OFF     AVERAGE    AVERAGE    AVERAGE   AVERAGE
                                             DATE
CREDIT SCORE        GROUP I   PRINCIPAL   PRINCIPAL  PRINCIPAL  COMBINED   RESIDUAL    JUNIOR
RANGES               LOANS     BALANCE     BALANCE    BALANCE   LTV RATIO   INCOME     RATIO
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
600 - 619                 1       $43,878   0.01%     $43,878    92.00%     $12,541    12.79%
620 - 639               163     5,025,090    1.65     30,829      84.85      4,221     20.84
640 - 659               630    24,074,448    7.90     38,213      91.04      4,695     22.07
660 - 679             1,006    41,443,894   13.61     41,197      92.55      4,914     22.51
680 - 699             1,222    54,995,862   18.06     45,005      92.38      5,991     21.90
700 - 719             1,109    46,336,262   15.21     41,782      92.66      5,301     21.91
720 - 739             1,080    44,507,544   14.61     41,211      92.59      5,497     21.41
740 - 759               930    35,119,515   11.53     37,763      92.88      5,722     18.95
760 - 779               805    30,675,590   10.07     38,106      91.32      7,094     18.59
780 - 799               505    17,388,869    5.71     34,433      90.96      5,640     17.62
800 or Greater          149     4,964,992    1.63     33,322      92.39      5,393     17.79
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
TOTAL:                7,600  $304,575,944  100.00%    $40,076    92.12%     $5,587     20.92%
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

As of the cut-off date, the weighted average Credit Score of the Group I Loans was approximately 714.


MORTGAGE RATES OF THE GROUP I LOANS

---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
                                          % OF LOAN
                    NUMBER     CUT-OFF    GROUP I BY           WEIGHTED  WEIGHTED   WEIGHTED   WEIGHTED
RANGE OF              OF        DATE      CUT-OFF     AVERAGE  AVERAGE    AVERAGE    AVERAGE   AVERAGE
                                             DATE
MORTGAGE            GROUP I   PRINCIPAL   PRINCIPAL  PRINCIPAL  CREDIT   COMBINED   RESIDUAL    JUNIOR
RATE (%)             LOANS     BALANCE     BALANCE    BALANCE   SCORE    LTV RATIO   INCOME     RATIO
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
3.501 - 4.000             1       $25,860   0.01%     $25,860    733      90.00%     $3,315     16.67%
4.501 - 5.000             3       218,338    0.07     72,779     768       60.72      7,303     11.94
5.001 - 5.500             3       356,723    0.12     118,908    724       71.27      5,541     28.78
5.501 - 6.000           108     6,745,343    2.21     62,457     747       83.28      9,124     22.79
6.001 - 6.500           567    25,186,895    8.27     44,421     741       87.47      9,156     18.36
6.501 - 7.000         1,285    47,871,979   15.72     37,254     733       90.33      6,221     18.13
7.001 - 7.500         1,400    52,576,311   17.26     37,555     723       91.30      5,658     19.22
7.501 - 8.000         1,344    56,780,634   18.64     42,247     717       92.47      5,447     21.68
8.001 - 8.500           913    37,055,842   12.17     40,587     710       93.43      4,810     22.17
8.501 - 9.000           759    31,802,110   10.44     41,900     698       95.06      4,317     23.23
9.001 - 9.500           387    15,411,299    5.06     39,822     685       95.62      4,206     24.34
9.501 - 10.000          354    13,449,738    4.42     37,994     673       95.23      4,230     22.19
10.001 - 10.500         200     7,362,892    2.42     36,814     664       95.16      4,000     22.30
10.501 - 11.000         195     7,097,887    2.33     36,399     661       96.25      3,596     23.64
11.001 - 11.500          37     1,358,872    0.45     36,726     663       96.03      3,361     25.64
11.501 - 12.000          23       764,477    0.25     33,238     672       96.21      3,520     25.73
12.001 - 12.500           9       233,474    0.08     25,942     671       94.74      3,070     24.85
12.501 - 13.000           7       129,711    0.04     18,530     646       92.05      4,630     21.24
13.001 - 13.500           4       126,951    0.04     31,738     700       97.77      3,166     26.74
13.501 - 14.000           1        20,607    0.01     20,607     653       95.00      1,555     18.34
---------------------------------------------------------------------------------------------------------
TOTAL:                7,600  $304,575,944  100.00%    $40,076    714      92.12%     $5,587     20.92%
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------

As of the cut-off date, the weighted average Mortgage Rate of the Group I Loans was approximately 7.8931% per annum.


PRINCIPAL BALANCES OF THE GROUP I LOANS

---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
                                             % OF LOAN
                        NUMBER    CUT-OFF    GROUP I BY WEIGHTED   WEIGHTED   WEIGHTED   WEIGHTED
                          OF        DATE     CUT-OFF    AVERAGE    AVERAGE     AVERAGE   AVERAGE
                                      DATE
RANGE OF PRINCIPAL     GROUP I   PRINCIPAL   PRINCIPAL   CREDIT    COMBINED   RESIDUAL    JUNIOR
BALANCE ($)             LOANS     BALANCE     BALANCE    SCORE    LTV RATIO    INCOME     RATIO
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
0.01 - 25,000.00          2,066  $39,056,363   12.82%     721       92.09%     $3,681     14.50%
25,000.01 - 50,000.00     3,749  134,428,858   44.14      713       92.98       4,467     19.00
50,000.01 - 75,000.00     1,239   75,457,017   24.77      710       92.27       5,877     23.80
75,000.01 - 100,000.00      395   34,494,813   11.33      711       91.56       7,183     25.85
100,000.01 -                 60    6,761,561    2.22      723       92.31       8,884     25.19
125,000.00
125,000.01 -                 67    9,432,728    3.10      718       86.80      12,307     26.34
150,000.00
150,000.01 -                  7    1,138,586    0.37      742       77.68      18,326     27.80
175,000.00
175,000.01 -                 10    1,869,717    0.61      733       77.84       9,959     37.04
200,000.00
200,000.01 -                  3      639,961    0.21      735       79.81      17,308     31.72
225,000.00
225,000.01 -                  1      249,547    0.08      699       84.00      66,333     15.72
250,000.00
250,000.01 -                  1      269,264    0.09      690       90.00      15,242     22.22
275,000.00
275,000.01 -                  1      297,975    0.10      756       88.00      30,698     39.61
300,000.00
Greater than                  1      479,555    0.16      707       86.00      20,112     32.99
300,000.01
---------------------------------------------------------------------------------------------------
TOTAL:                    7,600 $304,575,944  100.00%     714       92.12%     $5,587     20.92%
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------

As of the cut-off  date,  the average  unpaid  principal  balance of the Group I
Loans was approximately $40,076.


ORIGINAL COMBINED LTV RATIOS OF THE GROUP I LOANS

------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
                                             % OF LOAN
                        NUMBER    CUT-OFF    GROUP I BY           WEIGHTED WEIGHTED   WEIGHTED
RANGE OF ORIGINAL         OF        DATE     CUT-OFF     AVERAGE  AVERAGE   AVERAGE   AVERAGE
                                      DATE
COMBINED LTV           GROUP I   PRINCIPAL   PRINCIPAL  PRINCIPAL  CREDIT  RESIDUAL    JUNIOR
RATIOS (%)              LOANS     BALANCE     BALANCE    BALANCE   SCORE    INCOME     RATIO
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
10.01 - 20.00                 2      $61,588   0.02%     $30,794    764     $3,614      N/A
20.01 - 30.00                 6      328,779    0.11     54,797     734      2,584     54.70%
30.01 - 40.00                 3      149,248    0.05     49,749     667      3,928     62.74
40.01 - 50.00                25    1,292,801    0.42     51,712     710      5,516     34.84
50.01 - 60.00                52    2,425,617    0.80     46,646     708      6,516     24.20
60.01 - 70.00               134    7,112,679    2.34     53,080     714      5,861     32.23
70.01 - 75.00               111    5,772,442    1.90     52,004     713     10,210     25.63
75.01 - 80.00               272   13,590,517    4.46     49,965     708      6,870     24.57
80.01 - 85.00               321   12,275,279    4.03     38,241     707      7,294     19.87
85.01 - 90.00             1,925   71,202,737   23.38     36,988     715      6,891     17.45
90.01 - 95.00             2,288   89,076,482   29.25     38,932     719      5,249     19.30
95.01 - 100.00            2,461  101,287,775   33.26     41,157     711      4,298     23.10
------------------------------------------------------------------------------------------------
TOTAL:                    7,600 $304,575,944  100.00%    $40,076    714     $5,587     20.92%
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------


Atorigination, the weighted average combined LTV ratio of the Group I Loans was approximately 92.12%.



JUNIOR RATIOS OF THE GROUP I LOANS

--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
                                             % OF LOAN
                        NUMBER    CUT-OFF    GROUP I BY           WEIGHTED   WEIGHTED   WEIGHTED
                          OF        DATE     CUT-OFF     AVERAGE  AVERAGE    AVERAGE     AVERAGE
                                      DATE
RANGE OF JUNIOR RATIOS GROUP I   PRINCIPAL   PRINCIPAL  PRINCIPAL  CREDIT    COMBINED   RESIDUAL
         (%)            LOANS     BALANCE     BALANCE    BALANCE   SCORE    LTV RATIO    INCOME
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
0.01 - 5.00                  39     $517,549   0.17%     $13,270    719       83.29%     $6,260
5.01 - 10.00                398    8,859,866    2.92     22,261     718       86.57       7,443
10.01 - 15.00             1,786   55,086,230   18.17     30,843     719       89.46       6,657
15.01 - 20.00             3,380  130,930,742   43.19     38,737     721       94.99       5,502
20.01 - 25.00               820   39,202,730   12.93     47,808     702       92.26       5,387
25.01 - 30.00               469   25,630,624    8.46     54,650     699       92.13       4,945
30.01 - 40.00               460   28,048,833    9.25     60,976     702       90.74       5,106
40.01 - 50.00               146    9,475,871    3.13     64,903     709       88.95       4,404
50.01 - 60.00                47    2,811,560    0.93     59,820     700       84.92       3,276
60.01 - 70.00                18    1,227,284    0.40     68,182     702       82.80       3,195
70.01 - 80.00                13      862,396    0.28     66,338     707       71.38       2,881
80.01 - 90.00                 6      446,425    0.15     74,404     692       71.24       2,837
90.01 - 100.00                1       34,686    0.01     34,686     642       73.00       1,332
--------------------------------------------------------------------------------------------------
TOTAL:                    7,583 $303,134,795  100.00%    $39,976    714       92.29%     $5,595
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------

The preceding table excludes Group I Loans secured by first liens on the related mortgaged property. With respect to each Group I Loan secured by a second lien on the related mortgaged property, the junior ratio is the ratio of the original principal balance of such Group I Loan to the sum of (i) the original principal balance of such Group I Loan, and (ii) the unpaid principal balance of any senior lien at the time of the origination of such Group I Loan.

Asof the cut-off date, the weighted average junior ratio of the Group I Loans was approximately 20.92%.


ORIGINAL TERM TO MATURITY OF THE GROUP I LOANS

-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
                                    % OF LOAN
                        NUMBER     CUT-OFF    GROUP I             WEIGHTED   WEIGHTED   WEIGHTED   WEIGHTED
                                       BY
                          OF        DATE      CUT-OFF    AVERAGE  AVERAGE    AVERAGE     AVERAGE   AVERAGE
                                      DATE
                       GROUP I    PRINCIPAL   PRINCIPAL PRINCIPAL  CREDIT    COMBINED   RESIDUAL    JUNIOR
RANGE OF MONTHS         LOANS      BALANCE     BALANCE   BALANCE   SCORE    LTV RATIO    INCOME     RATIO
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
1 - 96                       13      $420,295   0.14%    $32,330    702       93.54%     $5,652     21.52%
109 - 120                   217     6,076,795   2.00     28,004     709       89.80       4,935     22.72
145 - 156                     1        12,956   0.01     12,956     729       94.00       2,420     18.57
157 - 168                     3        42,354   0.01     14,118     744       99.35       1,591     17.05
169 - 180                 6,817   270,316,516   88.75    39,653     715       92.20       5,711     20.34
181 - 288                   429    21,223,254   6.97     49,471     706       91.64       4,701     25.79
289 - 300                   110     5,804,268   1.91     52,766     694       91.62       3,829     28.44
301 and Over                 10       679,506   0.22     67,951     699       97.88       5,020     23.47
-------------------------------------------------------------------------------------------------------------
TOTAL:                    7,600  $304,575,944  100.00%   $40,076    714       92.12%     $5,587     20.92%
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------

As of the cut-off date, the weighted average original term to maturity of the Group I Loans was approximately 186 months.



REMAINING TERM TO MATURITY OF THE GROUP I LOANS

-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
                                    % OF LOAN
RANGE OF MONTHS         NUMBER     CUT-OFF    GROUP I             WEIGHTED   WEIGHTED   WEIGHTED   WEIGHTED
                                       BY
REMAINING TO              OF        DATE      CUT-OFF    AVERAGE  AVERAGE    AVERAGE     AVERAGE   AVERAGE
                                      DATE
SCHEDULED              GROUP I    PRINCIPAL   PRINCIPAL PRINCIPAL  CREDIT    COMBINED   RESIDUAL    JUNIOR
MATURITY                LOANS      BALANCE     BALANCE   BALANCE   SCORE    LTV RATIO    INCOME     RATIO
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
1 - 96                       38      $816,423   0.27%    $21,485    689       91.67%     $4,415     21.76%
97 - 108                     11       250,146   0.08     22,741     699       95.05       3,513     21.14
109 - 120                   218     6,158,420   2.02     28,250     709       89.74       4,931     22.61
145 - 156                     2        69,443   0.02     34,721     754       90.75       9,476     12.49
157 - 168                    27     1,068,409   0.35     39,571     713       95.69       6,204     20.36
169 - 180                 6,755   268,506,075   88.16    39,749     715       92.19       5,714     20.34
181 - 288                   429    21,223,254   6.97     49,471     706       91.64       4,701     25.79
289 - 300                   110     5,804,268   1.91     52,766     694       91.62       3,829     28.44
301 and Over                 10       679,506   0.22     67,951     699       97.88       5,020     23.47
-------------------------------------------------------------------------------------------------------------
TOTAL:                    7,600  $304,575,944  100.00%   $40,076    714       92.12%     $5,587     20.92%
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------

As of the cut-off date, the weighted average remaining term to maturity of the Group I Loans was approximately 183 months.


YEAR OF ORIGINATION OF THE GROUP I LOANS

-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
                                    % OF LOAN
                        NUMBER     CUT-OFF    GROUP I             WEIGHTED   WEIGHTED   WEIGHTED   WEIGHTED
                                       BY
                          OF        DATE      CUT-OFF    AVERAGE  AVERAGE    AVERAGE     AVERAGE   AVERAGE
                                      DATE
YEAR OF                GROUP I    PRINCIPAL   PRINCIPAL PRINCIPAL  CREDIT    COMBINED   RESIDUAL    JUNIOR
ORIGINATION             LOANS      BALANCE     BALANCE   BALANCE   SCORE    LTV RATIO    INCOME     RATIO
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
1995                          6      $106,730   0.04%    $17,788    665       85.37%     $3,035     23.97%
1996                         17       260,852   0.09     15,344     682       91.41       2,976     20.50
1997                         13       278,692   0.09     21,438     693       94.54       3,617     21.71
1998                          2        31,946   0.01     15,973     744       62.93       3,208     14.50
1999                          3        92,875   0.03     30,958     654       95.00       5,208     17.56
2001                          1        56,487   0.02     56,487     760       90.00      11,094     11.11
2002                         21       986,330   0.32     46,968     709       95.65       6,478     20.52
2003                      5,919   236,039,150   77.50    39,878     715       91.93       5,767     20.72
2004                      1,618    66,722,882   21.91    41,238     711       92.73       4,956     21.65
-------------------------------------------------------------------------------------------------------------
TOTAL:                    7,600  $304,575,944  100.00%   $40,076    714       92.12%     $5,587     20.92%
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------


GEOGRAPHIC DISTRIBUTION OF THE MORTGAGE PROPERTIES OF THE GROUP I LOANS

-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
                                    % OF LOAN
                        NUMBER     CUT-OFF    GROUP I             WEIGHTED   WEIGHTED   WEIGHTED   WEIGHTED
                                       BY
                          OF        DATE      CUT-OFF    AVERAGE  AVERAGE    AVERAGE     AVERAGE   AVERAGE
                                      DATE
                       GROUP I    PRINCIPAL   PRINCIPAL PRINCIPAL  CREDIT    COMBINED   RESIDUAL    JUNIOR
STATE                   LOANS      BALANCE     BALANCE   BALANCE   SCORE    LTV RATIO    INCOME     RATIO
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
California                1,153   $60,151,509  19.75%    $52,170    712       88.87%     $5,919     20.05%
Texas                     1,351    41,819,647   13.73    30,955     734       92.16       7,237     15.88
Virginia                    390    21,135,228   6.94     54,193     710       92.44       6,665     22.95
Florida                     383    16,166,183   5.31     42,209     700       91.08       4,860     26.34
Washington                  365    13,577,006   4.46     37,197     718       94.77       4,520     19.54
Colorado                    327    12,728,454   4.18     38,925     723       93.81       4,956     18.57
Georgia                     309    11,226,918   3.69     36,333     716       96.07       6,095     19.50
Maryland                    201     9,875,035   3.24     49,130     709       92.82       6,776     19.94
Oregon                      270     9,164,237   3.01     33,942     728       94.45       4,419     20.04
Arizona                     239     8,753,334   2.87     36,625     716       92.32       5,499     21.49
Minnesota                   173     6,674,551   2.19     38,581     714       93.11       4,026     21.42
Ohio                        184     6,094,761   2.00     33,124     701       94.06       4,096     23.41
Other(1)                  2,255    87,209,081   28.63    38,674     706       92.72       4,853     23.16
-------------------------------------------------------------------------------------------------------------
TOTAL:                    7,600  $304,575,944  100.00%   $40,076    714       92.12%     $5,587     20.92%
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------

(1)  Other  includes   states  and  the  District  of  Columbia  with  under  2%
concentrations individually.


PROPERTY TYPE OF THE GROUP I LOANS

-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
                                    % OF LOAN
                        NUMBER     CUT-OFF    GROUP I             WEIGHTED   WEIGHTED   WEIGHTED   WEIGHTED
                                       BY
                          OF        DATE      CUT-OFF    AVERAGE  AVERAGE    AVERAGE     AVERAGE   AVERAGE
                                      DATE
                       GROUP I    PRINCIPAL   PRINCIPAL PRINCIPAL  CREDIT    COMBINED   RESIDUAL    JUNIOR
PROPERTY TYPE           LOANS      BALANCE     BALANCE   BALANCE   SCORE    LTV RATIO    INCOME     RATIO
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Single Family             5,232  $213,219,411  70.01%    $40,753    710       91.68%     $5,271     22.30%
Residence
PUD Detached              1,635    65,448,349   21.49    40,030     723       92.97       6,820     17.50
Condominium                 408    13,842,367   4.54     33,927     723       92.87       5,165     18.23
PUD Attached                182     7,023,467   2.31     38,590     723       95.03       5,358     18.32
Multi Family (2-4            70     2,684,067   0.88     38,344     720       92.23       4,907     16.84
Units)
Townhouse                    67     2,142,245   0.70     31,974     709       95.45       4,028     19.81
Manufactured Home             5       182,254   0.06     36,451     660       86.56       2,545     28.04
Townhouse/Row House           1        33,785   0.01     33,785     670       95.00       2,300     21.11
Detached
-------------------------------------------------------------------------------------------------------------
TOTAL:                    7,600  $304,575,944  100.00%   $40,076    714       92.12%     $5,587     20.92%
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------


PURPOSE OF THE GROUP I LOANS

-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
                                    % OF LOAN
                        NUMBER     CUT-OFF    GROUP I             WEIGHTED   WEIGHTED   WEIGHTED   WEIGHTED
                                       BY
                          OF        DATE      CUT-OFF    AVERAGE  AVERAGE    AVERAGE     AVERAGE   AVERAGE
                                      DATE
                       GROUP I    PRINCIPAL   PRINCIPAL PRINCIPAL  CREDIT    COMBINED   RESIDUAL    JUNIOR
PURPOSE                 LOANS      BALANCE     BALANCE   BALANCE   SCORE    LTV RATIO    INCOME     RATIO
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Cash                        897   $37,262,146  12.23%    $41,541    710       90.54%     $5,489     21.87%
Debt Consolidation        2,375   105,092,792   34.50    44,250     693       91.09       4,401     25.97
Home Improvement             50     2,154,893   0.71     43,098     719       91.85       5,796     22.48
Home Imp/Debt Consol         11       506,289   0.17     46,026     717       93.36       5,007     27.28
Medical                       1        49,000   0.02     49,000     687       100.00      1,894     20.00
Other                        25       750,016   0.25     30,001     686       92.73       6,806     19.66
Purchase Money            3,287   121,948,184   40.04    37,100     733       94.13       6,142     16.72
Rate/Term Refinance         954    36,812,624   12.09    38,588     713       89.95       7,209     19.42
-------------------------------------------------------------------------------------------------------------
TOTAL:                    7,600  $304,575,944  100.00%   $40,076    714       92.12%     $5,587     20.92%
-------------------------------------------------------------------------------------------------------------


LIEN PRIORITY OF THE GROUP I LOANS

-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
                                    % OF LOAN
                        NUMBER     CUT-OFF    GROUP I             WEIGHTED   WEIGHTED   WEIGHTED   WEIGHTED
                                       BY
                          OF        DATE      CUT-OFF    AVERAGE  AVERAGE    AVERAGE     AVERAGE   AVERAGE
                                      DATE
                       GROUP I    PRINCIPAL   PRINCIPAL PRINCIPAL  CREDIT    COMBINED   RESIDUAL    JUNIOR
LIEN PRIORITY           LOANS      BALANCE     BALANCE   BALANCE   SCORE    LTV RATIO    INCOME     RATIO
-------------------------------------------------------------------------------------------------------------
First Lien                   17    $1,441,150   0.47%    $84,774    734       55.24%     $3,877      N/A
Second Lien               7,583   303,134,795   99.53    39,976     714       92.29       5,595     20.92%
-------------------------------------------------------------------------------------------------------------
TOTAL:                    7,600  $304,575,944  100.00%   $40,076    714       92.12%     $5,587     20.92%
-------------------------------------------------------------------------------------------------------------


DEBT-TO-INCOME RATIOS OF THE GROUP I LOANS

-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
                                    % OF LOAN
                        NUMBER     CUT-OFF    GROUP I             WEIGHTED   WEIGHTED   WEIGHTED   WEIGHTED
                                       BY
                          OF        DATE      CUT-OFF    AVERAGE  AVERAGE    AVERAGE     AVERAGE   AVERAGE
                                      DATE
RANGE OF DEBT-TO-      GROUP I    PRINCIPAL   PRINCIPAL PRINCIPAL  CREDIT    COMBINED   RESIDUAL    JUNIOR
INCOME RATIOS (%)       LOANS      BALANCE     BALANCE   BALANCE   SCORE    LTV RATIO    INCOME     RATIO
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
0.01 - 5.00                   1       $58,700   0.02%    $58,700    680       95.00%     $2,613     55.11%
5.01 - 10.00                  7       313,255   0.10     44,751     751       89.91      49,744     19.31
10.01 - 15.00                34     1,231,537   0.40     36,222     732       90.19      24,417     18.19
15.01 - 20.00               149     5,730,824   1.88     38,462     735       87.99      16,856     19.49
20.01 - 25.00               447    16,368,832   5.37     36,619     729       89.55       8,899     20.41
25.01 - 30.00               922    34,618,204   11.37    37,547     723       91.61       7,572     20.98
30.01 - 35.00             1,286    48,254,505   15.84    37,523     719       92.65       5,984     19.87
35.01 - 40.00             1,636    66,439,590   21.81    40,611     712       91.87       5,002     20.75
40.01 - 45.00             2,164    92,032,617   30.22    42,529     704       92.55       4,235     22.06
45.01 - 50.00               909    37,408,485   12.28    41,153     713       93.17       3,539     20.49
50.01 - 55.00                45     2,119,397   0.70     47,098     742       91.43       3,902     16.24
-------------------------------------------------------------------------------------------------------------
TOTAL:                    7,600  $304,575,944  100.00%   $40,076    714       92.12%     $5,587     20.92%
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------

As of the cut-off date, the weighted average debt-to-income ratio of the Group I
Loans was approximately 37.82%.


RESIDUAL INCOME OF THE GROUP I LOANS

---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
                                             % OF LOAN
                        NUMBER    CUT-OFF    GROUP I BY           WEIGHTED   WEIGHTED    WEIGHTED
                          OF        DATE     CUT-OFF     AVERAGE  AVERAGE    AVERAGE     AVERAGE
                                      DATE
RANGE OF RESIDUAL      GROUP I   PRINCIPAL   PRINCIPAL  PRINCIPAL  CREDIT    COMBINED     JUNIOR
INCOME BALANCES         LOANS     BALANCE     BALANCE    BALANCE   SCORE    LTV RATIO     RATIO
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
Less than 1,500             201   $4,964,235   1.63%     $24,698    704       91.11%      28.56%
1,500 - 1,999               511   14,117,445    4.64     27,627     709       93.97       23.99
2,000 - 2,999             1,670   54,429,668   17.87     32,593     710       92.95       23.57
3,000 - 3,999             1,637   60,543,152   19.88     36,984     712       92.84       21.78
4,000 - 4,999             1,211   48,895,091   16.05     40,376     714       92.75       20.46
5,000 - 5,999               821   36,062,275   11.84     43,925     713       92.31       20.03
6,000 and Greater         1,549   85,564,077   28.09     55,238     720       90.39       18.35
---------------------------------------------------------------------------------------------------
TOTAL:                    7,600 $304,575,944  100.00%    $40,076    714       92.12%      20.92%
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------

As of the cut-off date, the weighted average residual income of the mortgagors for the Group I Loans was $5,587.


PREPAYMENT PENALTY TERMS OF THE GROUP I LOANS

-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
                                    % OF LOAN
                        NUMBER     CUT-OFF    GROUP I             WEIGHTED   WEIGHTED   WEIGHTED   WEIGHTED
                                       BY
                          OF        DATE      CUT-OFF    AVERAGE  AVERAGE    AVERAGE     AVERAGE   AVERAGE
                                      DATE
PREPAYMENT TERM        GROUP I    PRINCIPAL   PRINCIPAL PRINCIPAL  CREDIT    COMBINED   RESIDUAL    JUNIOR
(MONTHS)                LOANS      BALANCE     BALANCE   BALANCE   SCORE    LTV RATIO    INCOME     RATIO
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
None                      4,588  $179,684,600  59.00%    $39,164    720       92.04%     $6,478     18.47%
12                           16       671,224   0.22     41,951     683       82.31       3,935     24.45
24                            1        42,243   0.01     42,243     663       95.00       3,222     18.93
36                        2,972   123,068,528   40.41    41,409     705       92.26       4,295     24.52
60                            5       332,808   0.11     66,562     675       96.78       8,027     25.30
Other                        18       776,542   0.25     43,141     729       94.64       4,642     19.04
-------------------------------------------------------------------------------------------------------------
TOTAL:                    7,600  $304,575,944  100.00%   $40,076    714       92.12%     $5,587     20.92%
-------------------------------------------------------------------------------------------------------------


                                  STATISTICAL COLLATERAL SUMMARY


                                                  SUMMARY STATISTICS      RANGE (IF APPLICABLE)
     NUMBER OF MORTGAGE LOANS:                          4,372

     AGGREGATE CURRENT PRINCIPAL BALANCE:            $169,072,628           $1,035 - $200,000
     AVERAGE CURRENT PRINCIPAL BALANCE:                $38,672

     AGGREGATE CREDIT LIMIT BALANCE:                 $201,724,796         $10,000.00 - $278,000
     AVERAGE CREDIT LIMIT BALANCE:                     $46,140

     WEIGHTED AVERAGE CREDIT UTILIZATION RATE:          83.81%               0.69% - 101.48%

     WEIGHTED AVERAGE MORTGAGE LOAN RATE:               3.670%               3.000% - 9.500%
     WEIGHTED AVERAGE GROSS MARGIN:                     2.380%               0.000% - 6.750%
     WEIGHTED AVERAGE MAXIMUM LOAN RATE:               20.583%              14.000% - 25.000%

     WEIGHTED AVERAGE ORIGINAL TERM (MONTHS):            203                    179 - 360
     WEIGHTED AVERAGE REMAINING TERM (MONTHS):           201                    86 - 359

     WEIGHTED AVERAGE REMAINING MONTHS TO
     FULLY INDEXED DATE:                                  2                       0 - 7

     WEIGHTED AVERAGE MONTHS TO REPAYMENT
     PERIOD:                                             163                     0 - 180

     WEIGHTED AVERAGE ORIGINAL COMBINED LTV:            86.58%              12.00% - 100.00%

     WEIGHTED AVERAGE CREDIT SCORE:                      715                    620 - 821

     WEIGHTED AVERAGE BORROWER DTI:                     38.31%               2.00% - 55.00%

     BALLOON LOANS (% OF TOTAL):                        68.79%

     WEIGHTED AVERAGE JUNIOR RATIO:                     20.72%               1.75% - 100.00%

     LIEN POSITION (1ST/ 2ND):                      2.28% / 97.72%

     GEOGRAPHIC DISTRIBUTION (TOP 5):
                                     California         24.49%
                                        Florida         12.50%
                                        Georgia         10.80%
                                       Michigan         7.12%
                                        Arizona         6.38%


CREDIT SCORE AS OF THE DATE OF ORIGINATION OF GROUP II LOANS

--------------------------------------------------------------------------------
                                         % OF LOAN
                    NUMBER                GROUP II
                      OF      CUT-OFF    BY CUT-OFF            WEIGHTED   WEIGHTED   WEIGHTED
                     GROUP      DATE        DATE     AVERAGE    AVERAGE    AVERAGE   AVERAGE
CREDIT SCORE          II     PRINCIPAL   PRINCIPAL  PRINCIPAL  COMBINED   RESIDUAL    JUNIOR
RANGES               LOANS    BALANCE     BALANCE    BALANCE   LTV RATIO   INCOME     RATIO
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
620 - 639               117   $3,059,583   1.81%     $26,150    82.92%     $4,845     16.26%
640 - 659               374   13,038,419    7.71     34,862      88.94      4,833     18.41
660 - 679               576   22,780,936   13.47     39,550      91.63      5,423     20.06
680 - 699               699   28,492,884   16.85     40,762      88.44      6,628     20.57
700 - 719               648   27,075,736   16.01     41,784      87.39      6,743     20.73
720 - 739               577   22,036,580   13.03     38,192      86.29      6,164     20.24
740 - 759               553   21,673,760   12.82     39,193      85.67      6,323     21.63
760 - 779               475   17,824,385   10.54     37,525      83.47      7,014     21.22
780 - 799               308   11,341,330    6.71     36,823      79.73      6,074     22.65
800 or Greater           45    1,749,016    1.03     38,867      77.86      5,169     30.27
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
TOTAL:                4,372 $169,072,628  100.00%    $38,672    86.58%     $6,202     20.72%
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------

As of the cut-off date, the weighted average Credit Score of the Group II Loans was approximately 715.


CREDIT LIMIT UTILIZATION RATES OF THE GROUP II LOANS

---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
                                          % OF LOAN
                    NUMBER                 GROUP II
RANGE OF CREDIT       OF       CUT-OFF    BY CUT-OFF           WEIGHTED  WEIGHTED   WEIGHTED   WEIGHTED
LIMIT                GROUP      DATE         DATE     AVERAGE  AVERAGE    AVERAGE    AVERAGE   AVERAGE
UTILIZATION RATES     II      PRINCIPAL   PRINCIPAL  PRINCIPAL  CREDIT   COMBINED   RESIDUAL    JUNIOR
(%)                  LOANS     BALANCE     BALANCE    BALANCE   SCORE    LTV RATIO   INCOME     RATIO
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
0.01 - 10.00            131      $482,591   0.29%     $3,684     744      74.24%     $7,401     27.68%
10.01 - 20.00           121     1,042,991    0.62      8,620     734       71.75      7,277     24.91
20.01 - 30.00            89     1,287,610    0.76     14,468     738       73.50      7,679     26.54
30.01 - 40.00            90     2,033,034    1.20     22,589     733       76.57      7,545     24.97
40.01 - 50.00           104     2,633,786    1.56     25,325     732       75.95      7,677     21.94
50.01 - 60.00           122     3,390,805    2.01     27,793     723       79.63      7,668     19.54
60.01 - 70.00           110     3,716,358    2.20     33,785     720       82.06      7,326     20.77
70.01 - 80.00           146     4,899,984    2.90     33,562     715       83.92      7,025     19.86
80.01 - 90.00           115     4,645,577    2.75     40,396     708       84.56      6,549     21.30
90.01 - 100.00        3,340   144,792,299   85.64     43,351     714       89.94      6,032     19.76
100.01 and Over           4       147,591    0.09     36,898     733       97.45      3,255     19.04
---------------------------------------------------------------------------------------------------------
TOTAL:                4,372  $169,072,628  100.00%    $38,672    715      86.58%     $6,202     20.72%
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------

As of the cut-off date, the weighted average credit limit utilization rate based on the credit limits of the Group II Loans was approximately 83.81%.


CREDIT LIMIT OF THE GROUP II LOANS

------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
                                             % OF LOAN
                        NUMBER               GROUP II
                          OF      CUT-OFF    BY                  WEIGHTED   WEIGHTED   WEIGHTED   WEIGHTED
                                              CUT-OFF
                        GROUP       DATE       DATE     AVERAGE  AVERAGE    AVERAGE     AVERAGE   AVERAGE
                          II     PRINCIPAL   PRINCIPAL PRINCIPAL  CREDIT    COMBINED   RESIDUAL    JUNIOR
RANGE OF CREDIT LIMIT   LOANS     BALANCE     BALANCE   BALANCE   SCORE    LTV RATIO    INCOME     RATIO
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
0.01 - 25,000.00          1,025  $17,570,358  10.39%    $17,142    710       88.67%     $3,645     14.06%
25,000.01 - 50,000.00     2,054   67,556,793   39.96    32,890     710       89.48       4,471     18.18
50,000.01 - 75,000.00       749   40,010,924   23.66    53,419     712       86.40       6,623     21.05
75,000.01 - 100,000.00      390   26,022,545   15.39    66,724     722       81.82       7,769     24.62
100,000.01 -                 54    5,911,108   3.50     109,465    724       88.18       9,888     23.47
125,000.00
125,000.01 -                 65    7,668,860   4.54     117,982    732       83.99      11,719     28.37
150,000.00
150,000.01 -                 14    2,057,302   1.22     146,950    730       86.37      16,630     27.41
175,000.00
175,000.01 -                 17    1,883,294   1.11     110,782    750       70.20      12,433     37.86
200,000.00
200,000.01 -                  1      139,799   0.08     139,799    773       80.00       6,469      N/A
225,000.00
225,000.01 -                  2       51,645   0.03     25,823     750       72.01      13,848     53.30
250,000.00
275,000.01 -                  1      200,000   0.12     200,000    735       70.00      39,091     24.07
300,000.00
------------------------------------------------------------------------------------------------------------
TOTAL:                    4,372 $169,072,628  100.00%   $38,672    715       86.58%     $6,202     20.72%
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------

As of the cut-off date, the total credit limit of the Group II Loans was approximately $201,724,796.

MORTGAGE RATES OF THE GROUP II LOANS

-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
                                            % OF LOAN
                       NUMBER                GROUP II
                         OF       CUT-OFF   BY CUT-OFF           WEIGHTED   WEIGHTED   WEIGHTED  WEIGHTED
RANGE OF                GROUP      DATE        DATE     AVERAGE  AVERAGE    AVERAGE     AVERAGE   AVERAGE
MORTGAGE                 II      PRINCIPAL  PRINCIPAL  PRINCIPAL  CREDIT    COMBINED   RESIDUAL   JUNIOR
RATE (%)                LOANS     BALANCE    BALANCE    BALANCE   SCORE    LTV RATIO    INCOME     RATIO
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
2.501 - 3.000             2,807 $112,099,154  66.30%    $39,936    712       86.12%     $5,906    20.99%
3.001 - 3.500                18     734,246    0.43     40,791     709       96.37       8,329     17.35
3.501 - 4.000               768  31,149,111   18.42     40,559     722       92.30       7,043     18.93
4.001 - 4.500               118   2,599,992    1.54     22,034     746       64.35       8,234     25.18
4.501 - 5.000               110   3,555,594    2.10     32,324     726       67.99       8,999     27.15
5.001 - 5.500                67   1,735,026    1.03     25,896     731       82.23       9,282     16.33
5.501 - 6.000                98   2,903,068    1.72     29,623     741       90.77       6,275     18.50
6.001 - 6.500               123   4,426,092    2.62     35,984     740       94.57       5,085     18.84
6.501 - 7.000                76   3,068,029    1.81     40,369     715       95.05       5,824     19.66
7.001 - 7.500                94   3,466,274    2.05     36,875     696       97.32       5,197     18.66
7.501 - 8.000                43   1,483,013    0.88     34,489     680       96.13       4,776     19.19
8.001 - 8.500                42   1,584,130    0.94     37,717     667       97.58       4,252     19.91
8.501 - 9.000                 4     173,027    0.10     43,257     664       97.65       5,043     18.77
9.001 - 9.500                 4      95,872    0.06     23,968     657       93.74       2,952     25.39
-----------------------------------------------------------------------------------------------------------
TOTAL:                    4,372 $169,072,628 100.00%    $38,672    715       86.58%     $6,202    20.72%
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------

As of the cut-off date, the weighted average Mortgage Rate of the Group II Loans was approximately 3.6699% per annum.


MAXIMUM LOAN RATES OF THE GROUP II LOANS

----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                                           % OF LOAN
                      NUMBER                GROUP II
                        OF      CUT-OFF    BY CUT-OFF           WEIGHTED   WEIGHTED   WEIGHTED  WEIGHTED
MAXIMUM                GROUP      DATE        DATE     AVERAGE  AVERAGE    AVERAGE     AVERAGE   AVERAGE
LOAN                    II     PRINCIPAL   PRINCIPAL  PRINCIPAL  CREDIT    COMBINED   RESIDUAL   JUNIOR
RATE (%)               LOANS    BALANCE     BALANCE    BALANCE   SCORE    LTV RATIO    INCOME     RATIO
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
14.00                       6     $266,473   0.16%     $44,412    729       96.88%     $5,328    16.73%
16.00                      41    1,109,493    0.66     27,061     704       91.21       5,218     19.95
18.00                   2,505   92,799,370   54.89     37,046     714       86.22       6,310     20.71
20.00                      27      889,904    0.53     32,959     701       86.44       4,052     19.63
21.00                      87    2,760,860    1.63     31,734     702       90.67       4,157     22.23
21.75                      25    1,168,485    0.69     46,739     711       89.47       9,630     19.35
22.20                      15      451,619    0.27     30,108     711       81.70       3,785     30.43
24.00                   1,511   63,699,527   37.68     42,157     715       86.83       6,246     20.57
25.00                     155    5,926,896    3.51     38,238     726       86.73       5,048     21.77
----------------------------------------------------------------------------------------------------------
TOTAL:                  4,372 $169,072,628  100.00%    $38,672    715       86.58%     $6,202    20.72%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

Asof the cut-off date, the weighted average maximum loan rate of Group II Loans was approximately 20.5832%.


ORIGINAL COMBINED LTV RATIOS OF THE GROUP II LOANS

-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
                                            % OF LOAN
                        NUMBER               GROUP II
                          OF      CUT-OFF   BY CUT-OFF           WEIGHTED WEIGHTED   WEIGHTED
RANGE OF ORIGINAL       GROUP      DATE        DATE     AVERAGE  AVERAGE   AVERAGE   AVERAGE
COMBINED LTV              II     PRINCIPAL  PRINCIPAL  PRINCIPAL  CREDIT  RESIDUAL    JUNIOR
RATIOS (%)              LOANS     BALANCE    BALANCE    BALANCE   SCORE    INCOME     RATIO
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
10.01 - 20.00                12    $417,948   0.25%     $34,829    740     $6,590     26.77%
20.01 - 30.00                16     661,959    0.39     41,372     722      3,167     39.47
30.01 - 40.00                29     868,734    0.51     29,956     736      5,471     30.32
40.01 - 50.00                55   2,398,093    1.42     43,602     751      7,502     30.10
50.01 - 60.00                89   3,065,249    1.81     34,441     735      9,903     28.97
60.01 - 70.00               228   9,249,429    5.47     40,568     731      7,953     25.66
70.01 - 75.00               153   6,333,662    3.75     41,396     720      9,256     25.77
75.01 - 80.00               390  16,293,283    9.64     41,778     713      7,881     23.71
80.01 - 85.00               209   6,726,788    3.98     32,186     706      6,640     18.76
85.01 - 90.00             1,125  37,056,778   21.92     32,939     711      6,383     16.02
90.01 - 95.00               869  34,305,564   20.29     39,477     710      5,728     18.25
95.01 - 100.00            1,197  51,695,142   30.58     43,187     715      4,882     21.32
-----------------------------------------------------------------------------------------------
TOTAL:                    4,372 $169,072,628 100.00%    $38,672    715     $6,202     20.72%
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------

At origination, the weighted average combined LTV ratio of the Group II Loans was approximately 86.58%.




JUNIOR RATIOS OF THE GROUP II LOANS

-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
                                            % OF LOAN
                        NUMBER               GROUP II
                          OF      CUT-OFF   BY CUT-OFF           WEIGHTED   WEIGHTED   WEIGHTED
                        GROUP      DATE        DATE     AVERAGE  AVERAGE    AVERAGE     AVERAGE
RANGE OF JUNIOR RATIOS    II     PRINCIPAL  PRINCIPAL  PRINCIPAL  CREDIT    COMBINED   RESIDUAL
         (%)            LOANS     BALANCE    BALANCE    BALANCE   SCORE    LTV RATIO    INCOME
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
0.01 - 5.00                  35    $483,934   0.29%     $13,827    725       80.42%     $7,877
5.01 - 10.00                279   6,184,107    3.74     22,165     707       81.63       8,889
10.01 - 15.00             1,078  32,609,206   19.74     30,250     714       86.61       7,274
15.01 - 20.00             1,789  72,494,597   43.88     40,522     714       92.86       5,688
20.01 - 25.00               575  24,546,554   14.86     42,690     711       86.50       6,217
25.01 - 30.00               248  12,545,882    7.59     50,588     712       83.64       6,158
30.01 - 40.00               204  10,655,721    6.45     52,234     721       77.20       5,883
40.01 - 50.00                59   3,206,302    1.94     54,344     728       73.14       5,593
50.01 - 60.00                25   1,627,169    0.98     65,087     745       73.63       5,676
60.01 - 70.00                10     501,429    0.30     50,143     730       75.07       5,052
70.01 - 80.00                 2     104,570    0.06     52,285     727       68.08       6,471
80.01 - 90.00                 3     246,000    0.15     82,000     737       65.93       6,218
90.01 - 100.00                1      20,000    0.01     20,000     653       30.00       1,501
-------------------------------------------------------------------------------------------------
TOTAL:                    4,308 $165,225,470 100.00%    $38,353    714       87.33%     $6,251
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------

The preceding table excludes Group II Loans secured by first liens on the related mortgaged property. With respect to each Group II Loan secured by a second lien on the related mortgaged property, the junior ratio is the ratio of the original principal balance of such Group II Loan to the sum of (i) the original principal balance of such Group II Loan, and (ii) the unpaid principal balance of any senior lien at the time of the origination of such Group II Loan.

As of the cut-off date, the weighted average junior ratio of the Group II Loans was approximately 20.72%.


REMAINING TERM TO MATURITY OF THE GROUP II LOANS

------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
                                             % OF LOAN
                        NUMBER               GROUP II
RANGE OF MONTHS           OF      CUT-OFF    BY                  WEIGHTED   WEIGHTED   WEIGHTED   WEIGHTED
                                              CUT-OFF
REMAINING TO            GROUP       DATE       DATE     AVERAGE  AVERAGE    AVERAGE     AVERAGE   AVERAGE
SCHEDULED                 II     PRINCIPAL   PRINCIPAL PRINCIPAL  CREDIT    COMBINED   RESIDUAL    JUNIOR
MATURITY                LOANS     BALANCE     BALANCE   BALANCE   SCORE    LTV RATIO    INCOME     RATIO
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
1 - 96                        6     $170,549   0.10%    $28,425    708       89.89%     $10,692    20.92%
97 - 108                      7      131,509   0.08     18,787     704       87.87       4,053     17.96
109 - 120                     3      151,843   0.09     50,614     684       57.54       7,633     17.32
121 - 144                    11      198,290   0.12     18,026     691       82.38       2,967     22.39
145 - 156                     1       28,572   0.02     28,572     733       77.00       2,040     30.01
157 - 168                    37      705,431   0.42     19,066     748       69.32       6,671     24.64
169 - 180                 3,406  134,919,329   79.80    39,612     715       88.12       6,099     20.54
181 - 288                    77    1,557,778   0.92     20,231     729       71.10       6,635     26.58
289 - 300                   823   31,170,729   18.44    37,875     713       83.22       6,622     20.67
301 and Over                  1       38,599   0.02     38,599     641       95.00       3,436     31.20
------------------------------------------------------------------------------------------------------------
TOTAL:                    4,372 $169,072,628  100.00%   $38,672    715       86.58%     $6,202     20.72%
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------

As of the cut-off date, the weighted average remaining term to maturity of the Group II Loans was approximately 201 months.


YEAR OF ORIGINATION OF THE GROUP II LOANS

------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
                                             % OF LOAN
                        NUMBER               GROUP II
                          OF      CUT-OFF    BY                  WEIGHTED   WEIGHTED   WEIGHTED   WEIGHTED
                                              CUT-OFF
                        GROUP       DATE       DATE     AVERAGE  AVERAGE    AVERAGE     AVERAGE   AVERAGE
YEAR OF                   II     PRINCIPAL   PRINCIPAL PRINCIPAL  CREDIT    COMBINED   RESIDUAL    JUNIOR
ORIGINATION             LOANS     BALANCE     BALANCE   BALANCE   SCORE    LTV RATIO    INCOME     RATIO
------------------------------------------------------------------------------------------------------------
1995                          5     $115,743   0.07%    $23,149    734       74.06%     $7,260     52.73%
1996                          9      242,795   0.14     26,977     714       83.76       8,618     29.21
1997                         17      387,070   0.23     22,769     685       83.97       4,258     18.63
1998                          9      326,890   0.19     36,321     707       72.70       7,027     13.70
1999                         21      367,739   0.22     17,511     705       80.28       3,316     23.96
2000                          1        9,700   0.01      9,700     782       69.00      20,613     18.12
2001                          4       71,668   0.04     17,917     713       68.15       3,411     27.97
2002                         44      818,876   0.48     18,611     749       67.89       6,620     26.58
2003                      2,238   85,592,881   50.62    38,245     714       85.58       6,457     20.70
2004                      2,024   81,139,266   47.99    40,089     716       88.49       5,940     20.43
------------------------------------------------------------------------------------------------------------
TOTAL:                    4,372 $169,072,628  100.00%   $38,672    715       86.58%     $6,202     20.72%
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------





GEOGRAPHIC DISTRIBUTION OF THE MORTGAGE PROPERTIES OF THE GROUP II LOANS

------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
                                             % OF LOAN
                        NUMBER               GROUP II
                          OF      CUT-OFF    BY                  WEIGHTED   WEIGHTED   WEIGHTED   WEIGHTED
                                              CUT-OFF
                        GROUP       DATE       DATE     AVERAGE  AVERAGE    AVERAGE     AVERAGE   AVERAGE
                          II     PRINCIPAL   PRINCIPAL PRINCIPAL  CREDIT    COMBINED   RESIDUAL    JUNIOR
STATE                   LOANS     BALANCE     BALANCE   BALANCE   SCORE    LTV RATIO    INCOME     RATIO
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
California                  927  $41,408,771  24.49%    $44,670    713       81.20%     $6,661     20.73%
Florida                     516   21,133,985   12.50    40,957     716       90.84       7,502     20.11
Georgia                     486   18,256,092   10.80    37,564     717       95.88       5,829     18.16
Michigan                    349   12,042,212   7.12     34,505     711       89.12       5,842     20.78
Arizona                     269   10,780,916   6.38     40,078     721       89.34       6,281     19.62
Washington                  203    7,448,512   4.41     36,692     724       87.11       4,891     22.27
Colorado                    201    7,398,976   4.38     36,811     713       89.86       4,792     20.20
Virginia                    133    5,763,887   3.41     43,337     708       85.33       6,264     20.63
Massachusetts                87    4,142,707   2.45     47,617     729       75.78       8,216     23.11
Maryland                     93    3,762,038   2.23     40,452     714       87.04       6,695     20.79
Other(1)                  1,108   36,934,533   21.85    33,334     712       86.26       5,484     21.86
------------------------------------------------------------------------------------------------------------
TOTAL:                    4,372 $169,072,628  100.00%   $38,672    715       86.58%     $6,202     20.72%
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------

(1)  Other  includes   states  and  the  District  of  Columbia  with  under  2%
concentrations individually.


PROPERTY TYPE OF THE GROUP II LOANS

------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
                                             % OF LOAN
                        NUMBER               GROUP II
                          OF      CUT-OFF    BY                  WEIGHTED   WEIGHTED   WEIGHTED   WEIGHTED
                                              CUT-OFF
                        GROUP       DATE       DATE     AVERAGE  AVERAGE    AVERAGE     AVERAGE   AVERAGE
                          II     PRINCIPAL   PRINCIPAL PRINCIPAL  CREDIT    COMBINED   RESIDUAL    JUNIOR
PROPERTY TYPE           LOANS     BALANCE     BALANCE   BALANCE   SCORE    LTV RATIO    INCOME     RATIO
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
Single Family             3,016 $113,062,634  66.87%    $37,488    713       85.02%     $6,141     21.38%
Residence
PUD Detached                848   37,588,887   22.23    44,327     716       89.90       6,645     19.37
Condominium                 309   11,369,217   6.72     36,794     720       90.53       6,110     19.12
PUD Attached                109    3,756,172   2.22     34,460     721       90.26       4,661     19.35
Multi Family (2-4            57    2,356,222   1.39     41,337     732       86.53       4,648     19.40
Units)
Townhouse                    32      885,496   0.52     27,672     713       94.89       6,967     18.45
Townhouse/Row House           1       54,000   0.03     54,000     711       100.00      7,434     19.99
Detached
------------------------------------------------------------------------------------------------------------
TOTAL:                    4,372 $169,072,628  100.00%   $38,672    715       86.58%     $6,202     20.72%
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------




LIEN PRIORITY OF THE GROUP II LOANS

------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
                                             % OF LOAN
                        NUMBER               GROUP II
                          OF      CUT-OFF    BY                  WEIGHTED   WEIGHTED   WEIGHTED   WEIGHTED
                                              CUT-OFF
                        GROUP       DATE       DATE     AVERAGE  AVERAGE    AVERAGE     AVERAGE   AVERAGE
                          II     PRINCIPAL   PRINCIPAL PRINCIPAL  CREDIT    COMBINED   RESIDUAL    JUNIOR
LIEN PRIORITY           LOANS     BALANCE     BALANCE   BALANCE   SCORE    LTV RATIO    INCOME     RATIO
------------------------------------------------------------------------------------------------------------
First Lien                   64   $3,847,158   2.28%    $60,112    739       55.36%     $4,109      N/A
Second Lien               4,308  165,225,470   97.72    38,353     714       87.33       6,251     20.72%
------------------------------------------------------------------------------------------------------------
TOTAL:                    4,372 $169,072,628  100.00%   $38,672    715       86.58%     $6,202     20.72%
------------------------------------------------------------------------------------------------------------


OCCUPANCY TYPES OF THE GROUP II LOANS

------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
                                             % OF LOAN
                        NUMBER               GROUP II
                          OF      CUT-OFF    BY                  WEIGHTED   WEIGHTED   WEIGHTED   WEIGHTED
                                              CUT-OFF
OCCUPANCY               GROUP       DATE       DATE     AVERAGE  AVERAGE    AVERAGE     AVERAGE   AVERAGE
(AS INDICATED BY          II     PRINCIPAL   PRINCIPAL PRINCIPAL  CREDIT    COMBINED   RESIDUAL    JUNIOR
BORROWER)               LOANS     BALANCE     BALANCE   BALANCE   SCORE    LTV RATIO    INCOME     RATIO
------------------------------------------------------------------------------------------------------------
Primary                   4,295 $167,257,296  98.93%    $38,942    715       86.59%     $6,169     20.78%
Second/Vacation              37    1,140,961   0.67     30,837     729       84.91      10,715     16.11
Non-Owner Occupied           40      674,371   0.40     16,859     731       88.52       6,793     13.29
------------------------------------------------------------------------------------------------------------
TOTAL:                    4,372 $169,072,628  100.00%   $38,672    715       86.58%     $6,202     20.72%
------------------------------------------------------------------------------------------------------------


PRINCIPAL BALANCES OF THE GROUP II LOANS

--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
                                            % OF LOAN
                        NUMBER               GROUP II
                          OF      CUT-OFF   BY CUT-OFF WEIGHTED   WEIGHTED   WEIGHTED   WEIGHTED
                        GROUP      DATE        DATE    AVERAGE    AVERAGE     AVERAGE   AVERAGE
RANGE OF PRINCIPAL        II     PRINCIPAL  PRINCIPAL   CREDIT    COMBINED   RESIDUAL    JUNIOR
BALANCE ($)             LOANS     BALANCE    BALANCE    SCORE    LTV RATIO    INCOME     RATIO
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
0.01 - 25,000.00          1,462 $23,099,840   13.66%     714       81.48%     $4,135     19.55%
25,000.01 - 50,000.00     1,946  70,542,029   41.72      711       88.73       4,714     19.30
50,000.01 - 75,000.00       605  37,472,281   22.16      713       88.16       6,803     21.19
75,000.01 - 100,000.00      238  21,514,008   12.72      721       87.08       7,973     22.86
100,000.01 -                 51   5,927,863    3.51      723       88.92       9,818     23.34
125,000.00
125,000.01 -                 51   7,208,348    4.26      732       86.01      11,888     27.73
150,000.00
150,000.01 -                 11   1,789,302    1.06      728       88.08      15,086     26.08
175,000.00
175,000.01 -                  8   1,518,956    0.90      747       67.12      15,318     36.17
200,000.00
--------------------------------------------------------------------------------------------------
TOTAL:                    4,372 $169,072,628 100.00%     715       86.58%     $6,202     20.72%
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------

As of the cut-off date,  the average  unpaid  principal  balance of the Group II
Loans was approximately $38,672.


GROSS MARGINS OF THE GROUP II LOANS

------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
                                             % OF LOAN
                        NUMBER               GROUP II
                          OF      CUT-OFF    BY                  WEIGHTED   WEIGHTED   WEIGHTED   WEIGHTED
                                              CUT-OFF
                        GROUP       DATE       DATE     AVERAGE  AVERAGE    AVERAGE     AVERAGE   AVERAGE
RANGE OF GROSS            II     PRINCIPAL   PRINCIPAL PRINCIPAL  CREDIT    COMBINED   RESIDUAL    JUNIOR
MARGINS (%)             LOANS     BALANCE     BALANCE   BALANCE   SCORE    LTV RATIO    INCOME     RATIO
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
0.000                        55   $2,409,474   1.43%    $43,809    745       72.26%     $9,119     25.11%
0.001 - 0.500               322   11,049,242   6.54     34,314     741       65.55       8,400     26.18
0.501 - 1.000               456   20,060,329   11.86    43,992     724       69.36       8,734     25.68
1.001 - 1.500               436   14,115,971   8.35     32,376     731       82.66       6,473     17.60
1.501 - 2.000               637   23,602,889   13.96    37,053     739       90.69       6,168     17.81
2.001 - 2.500               720   28,133,065   16.64    39,074     735       94.76       5,429     19.55
2.501 - 3.000               434   18,614,895   11.01    42,891     713       94.55       6,049     19.72
3.001 - 3.500               566   22,794,082   13.48    40,272     690       96.29       5,554     19.80
3.501 - 4.000               354   13,030,837   7.71     36,810     674       95.23       4,899     18.62
4.001 - 4.500               308   11,817,282   6.99     38,368     664       97.15       4,309     19.74
4.501 - 5.000                75    3,075,615   1.82     41,008     660       96.76       4,334     20.56
5.001 - 5.500                 8      345,715   0.20     43,214     662       97.66       4,586     22.29
5.501 and Over                1       23,233   0.01     23,233     634       95.00       2,730     15.79
------------------------------------------------------------------------------------------------------------
TOTAL:                    4,372 $169,072,628  100.00%   $38,672    715       86.58%     $6,202     20.72%
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------

As of the cut-off date, the weighted average gross margin of the Group II was approximately 2.3804%


DEBT-TO-INCOME RATIOS OF THE GROUP II LOANS

------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
                                             % OF LOAN
                        NUMBER               GROUP II
                          OF      CUT-OFF    BY                  WEIGHTED   WEIGHTED   WEIGHTED   WEIGHTED
                                              CUT-OFF
                        GROUP       DATE       DATE     AVERAGE  AVERAGE    AVERAGE     AVERAGE   AVERAGE
RANGE OF DEBT-TO-         II     PRINCIPAL   PRINCIPAL PRINCIPAL  CREDIT    COMBINED   RESIDUAL    JUNIOR
INCOME RATIOS (%)       LOANS     BALANCE     BALANCE   BALANCE   SCORE    LTV RATIO    INCOME     RATIO
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
0.01 - 5.00                   1      $29,229   0.02%    $29,229    705      100.00%     $95,337    20.00%
5.01 - 10.00                  7      223,818   0.13     31,974     747       73.46      24,111     28.22
10.01 - 15.00                39    1,326,523   0.78     34,013     752       68.71      13,050     20.88
15.01 - 20.00                99    3,593,061   2.13     36,294     735       80.59      16,377     18.99
20.01 - 25.00               221    7,720,803   4.57     34,936     729       83.85      10,414     21.98
25.01 - 30.00               441   16,586,869   9.81     37,612     721       83.91       8,511     22.05
30.01 - 35.00               650   23,780,935   14.07    36,586     720       85.81       7,267     19.75
35.01 - 40.00               930   36,064,497   21.33    38,779     715       86.70       5,814     21.10
40.01 - 45.00             1,413   56,744,647   33.56    40,159     708       88.11       4,778     20.66
45.01 - 50.00               531   21,010,831   12.43    39,568     708       88.95       3,848     20.11
50.01 - 55.00                40    1,991,415   1.18     49,785     752       87.70       4,137     19.75
------------------------------------------------------------------------------------------------------------
TOTAL:                    4,372 $169,072,628  100.00%   $38,672    715       86.58%     $6,202     20.72%
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------

As of the cut-off date, the weighted average  debt-to-income  ratio of the Group
II Loans was approximately 38.31%.


RESIDUAL INCOME OF THE GROUP II LOANS

--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
                                            % OF LOAN
                        NUMBER               GROUP II
                          OF      CUT-OFF   BY CUT-OFF           WEIGHTED   WEIGHTED    WEIGHTED
                        GROUP      DATE        DATE     AVERAGE  AVERAGE    AVERAGE     AVERAGE
RANGE OF RESIDUAL         II     PRINCIPAL  PRINCIPAL  PRINCIPAL  CREDIT    COMBINED     JUNIOR
INCOME BALANCES         LOANS     BALANCE    BALANCE    BALANCE   SCORE    LTV RATIO     RATIO
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
Less than 1,500             107  $2,160,358   1.28%     $20,190    715       87.16%      23.70%
1,500 - 1,999               285   7,155,077    4.23     25,106     711       88.97       22.24
2,000 - 2,999               812  23,908,260   14.14     29,444     712       89.00       22.23
3,000 - 3,999               906  31,077,733   18.38     34,302     708       89.17       20.05
4,000 - 4,999               679  25,950,796   15.35     38,219     715       88.25       20.66
5,000 - 5,999               490  20,827,939   12.32     42,506     712       86.81       20.40
6,000 and Greater         1,093  57,992,466   34.30     53,058     721       83.39       20.39
--------------------------------------------------------------------------------------------------
TOTAL:                    4,372 $169,072,628 100.00%    $38,672    715       86.58%      20.72%
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------

As of the cut-off date, the weighted average residual income of the mortgagors for the Group II Loans was $6,202.

